PROSPECTUS
                                                                    COMPANY LOGO
                                        AMERITAS VARIABLE LIFE INSURANCE COMPANY

FLEXIBLE PREMIUM                               One Ameritas Way/5900 "O" Street
VARIABLE UNIVERSAL LIFE                      P.O. Box  82550/Lincoln, NE  68501
--------------------------------------------------------------------------------

This Prospectus describes a flexible premium variable universal life insurance policy ("Policy") offered by Ameritas Variable Life Insurance Company ("AVLIC"), a stock life insurance company. The Policy is designed to provide insurance protection until the Policy Anniversary nearest the Insured's 95th birthday and at the same time provide flexibility to vary the frequency and amount of premium payments and to increase or decrease the level of death benefits payable under the Policy. This flexibility allows a Policyowner to provide for changing insurance needs under a single insurance policy.

The Policy guarantees the Death Benefit as long as the Policy remains in force. The Policyowner may choose death benefit Option A (generally, a level benefit that equals the Specified Amount of the Policy) or Option B (a variable benefit that generally equals the Specified Amount plus the Policy's accumulation value). The specified amount for a policy is generally $100,000, lower specified amounts may be requested. The Policy provides for a surrender value that can be obtained through partial withdrawals, surrender of the Policy, or through policy loans. There is no minimum guaranteed accumulation value. AVLIC agrees to keep the Policy in force during the first three years and provide a Guaranteed Death Benefit during that time, so long as the cumulative pro rata monthly minimum Guaranteed Death Benefit Premium is paid even though, in certain instances, the minimum payments allowed by the contract will not generate positive surrender values, after payment of insurance and other charges, during the first several policy months. AVLIC also offers an Extended Guaranteed Death Benefit Rider which extends this benefit for 10 years and up to 30 years, depending on the age of the Insured.

The Policyowner has the right to examine the Policy and return it for a refund for a limited time (see page 24). The initial premium payment will be allocated to the Money Market portfolio of the Variable Insurance Products Fund, as of the issue date, for 13 days. After the 13-day period (see page 26), the accumulation value will be allocated to the Subaccounts of AVLIC Separate Account V
("Account") or the Fixed Account as selected by the Policyowner. The accumulation value, the duration of the death benefit and, if Option B is selected, the amount of the death benefit above the Specified Amount, will vary with the investment experience of the selected Subaccounts or the Fixed Account. The accumulation value will also be adjusted for other factors, including the amount of charges imposed and the premium payments made. The Policy will continue in force so long as the surrender value is sufficient to pay certain monthly charges imposed in connection with the Policy. This Policy may also be acquired in exchange for another policy (Form #4002) previously offered by AVLIC (See Exchange Offer, page 33).

The assets of each Subaccount are invested in shares of a corresponding portfolio of one of the following mutual funds (collectively, the "Funds"):
Variable Insurance Products Fund and the Variable Insurance Products Fund II, (respectively, "VIPF" and "VIPF II"; collectively "Fidelity Funds"); the Alger American Fund ("Alger American Fund"); MFS Variable Insurance Trust ("MFS Trust"); and Morgan Stanley Universal Funds, Inc. ("Morgan Stanley Fund"). VIPF, which is managed by Fidelity Management & Research Company ("Fidelity"), offers the following portfolios: Money Market, Equity-Income, Growth, High Income and Overseas Portfolios. VIPF II, also managed by Fidelity, offers the following portfolios: Asset Manager, Investment Grade Bond, Asset Manager: Growth, Index 500, and Contrafund Portfolios. The Alger American Fund, which is managed by Fred Alger Management, Inc. ("Alger Management"), offers the following portfolios: Alger American Growth ("Growth"), Alger American Income and Growth ("Income and Growth"), Alger American Small Capitalization ("Small Capitalization"), Alger American Balanced ("Balanced"), Alger American MidCap Growth ("MidCap Growth"), and Alger American Leveraged AllCap ("Leveraged AllCap") Portfolios. The MFS Trust, managed by Massachusetts Financial Services Company ("MFS Co."), offers the following portfolios or series in connection with this Policy: MFS Emerging Growth, MFS Utilities, MFS World Governments, MFS Research and MFS Growth With Income. The Morgan Stanley Fund offers the following portfolios in connection with the Policy, all of which are managed by Morgan Stanley Asset Management Inc. ("MSAM"): Emerging Markets Equity, Global Equity, International Magnum, Asian Equity and U.S. Real Estate Portfolios. This prospectus must be accompanied by prospectuses for each of the Funds, which describe the investment objectives, policies and risk considerations relating to the respective portfolios. The investment gains or losses of the monies placed in the various portfolio Subaccounts will be experienced by the policyowner.

Replacing existing insurance with a Policy or purchasing a Policy as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy may not be advantageous.

This Prospectus Must Be Accompanied or Preceded By Current Prospectuses For Variable Insurance Products Fund, Variable Insurance Products Fund II, Alger American Fund, MFS Variable Insurance Trust and Morgan Stanley Universal Funds, Inc.

These securities are not deposits with, or obligations of, or guaranteed or endorsed by, any financial institution; and the securities are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. These securities involve investment risk, including the possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR BY ANY STATE SECURITIES REGULATORY AUTHORITY, NOR HAS THE COMMISSION, OR ANY STATE SECURITIES REGULATORY AUTHORITY, PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please Read This Prospectus Carefully And Retain It For Future Reference.

The Date of This Prospectus is May 1, 1997.

                                                                 APPLAUSE!     1

TABLE OF CONTENTS
Definitions............................................................       3
Summary................................................................       5
Ameritas Variable Life Insurance Company and the Account ..............       9
         Ameritas Variable Life Insurance Company......................       9
         Ameritas Variable Life Insurance Company Separate Account V...      10
         The Funds.....................................................      11
         Investment Objectives and Policies Of The Funds' Portfolios...      12
         Fund Management Fees .........................................      15
         Addition, Deletion or Substitution of Investments.............      16
         Fixed Account.................................................      17
Policy Benefits........................................................      17
         Purposes of the Policy........................................      17
         Death Benefit Proceeds........................................      18
         Death Benefit Options.........................................      18
         Methods of Affecting Insurance Protection.....................      20
         Duration of Policy............................................      20
         Accumulation Value............................................      20
         Benefits at Maturity..........................................      21
         Payment of Policy Benefits....................................      21
Policy Rights..........................................................      22
         Loan Benefits.................................................      22
         Surrenders....................................................      23
         Partial Withdrawals...........................................      23
         Transfers.....................................................      23
         Systematic Programs...........................................      24
         Refund Privilege..............................................      24
         Exchange Privilege............................................      24
Payment and Allocation of Premiums.....................................      25
         Issuance of a Policy..........................................      25
         Premiums......................................................      25
         Allocation of Premiums and Accumulation Value.................      26
         Policy Lapse and Reinstatement................................      26
Charges and Deductions.................................................      27
         Deductions From Premium Payment...............................      27
         Charges from Accumulation Value...............................      28
         Surrender Charge..............................................      29
         Daily Charges Against the Account.............................      29
General Provisions.....................................................      30
Exchange Offer.........................................................      33
Distribution of the Policies...........................................      34
Federal Tax Matters....................................................      34
Safekeeping of the Account's Assets....................................      36
Third Party Services...................................................      36
Voting Rights..........................................................      36
State Regulation of AVLIC..............................................      37
Executive Officers and Directors of AVLIC..............................      37
Legal Matters..........................................................      39
Legal Proceedings......................................................      39
Experts................................................................      39
Additional Information.................................................      39
Financial Statements...................................................      39
Ameritas Variable Life Insurance Company Separate Account V............      40
Ameritas Variable Life Insurance Company...............................      47
Appendices.............................................................      59

The Policy, certain funds, and/or certain riders are not available in all States.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

2     APPLAUSE!

DEFINITIONS

ACCOUNT - Ameritas Variable Life Insurance Company Separate Account V, a separate investment account established by AVLIC to receive and invest the net premiums paid under the Policy and allocated by the Policyowner to the Account.

ACCRUED EXPENSE CHARGES - Any monthly deductions that are due and unpaid.

ACCUMULATION VALUE - The total amount that a Policy provides for investment at any time. It is equal to the total of the accumulation value held in the Account, the Fixed Account, and any accumulation value held in the general account which secures policy loans.

ATTAINED AGE - The Issue Age of the Insured plus the number of complete Policy Years that the policy has been in force.

AVLIC -  Ameritas Variable Life Insurance Company, a Nebraska stock company.

BENEFICIARY - The person or persons designated in the application, unless later changed, to receive the Death Benefit (see page 30 for "Beneficiary" and page 31 for "Change of Beneficiary").

DECLARED RATES - The interest rate declared by AVLIC to be earned on amounts in the Fixed Account, which AVLIC guarantees to be no less than 4.5%.

DEATH BENEFITS - The amount of insurance coverage provided under the Policy.

DEATH BENEFIT PROCEEDS - The proceeds payable to the beneficiary upon receipt by AVLIC of the proof of the death of the Insured while the Policy is in force. It is equal to: (l) the Death Benefit; (2) plus additional life insurance proceeds provided by any riders; (3) minus any outstanding policy debt; (4) minus any unpaid monthly deduction due, including the deduction for the month of death.

EXTENDED GUARANTEED DEATH BENEFIT PREMIUMS - A specified premium which, when paid, will extend the Guaranteed Death Benefit beyond the first three policy years to a period of 10 to 30 policy years, depending on the age of the Insured on the Issue Date (See Additional Insurance Benefits, page 31). This benefit is provided without an additional policy charge.

FIXED ACCOUNT - An account that is a part of AVLIC's General Account to which all or a portion of net premiums and transfers may be allocated for accumulation at fixed rates of interest.

GENERAL ACCOUNT - The General Account of AVLIC includes all of AVLIC's assets except those assets segregated into separate accounts.

GUARANTEED DEATH BENEFIT PREMIUM - A specified premium for the first three years which, if paid in advance on a monthly or yearly prorated basis, will keep the Policy in force during the first three policy years so long as other policy provisions are met, even if the surrender value is zero or less. This benefit is provided without an additional policy charge.

INSURED - The person whose life is insured under the Policy.

ISSUE AGE - The age of the Insured at the Insured's birthday nearest the policy date.

ISSUE DATE - The date that all financial, contractual and administrative requirements have been met and processed for the Policy.

MATURITY DATE - The date AVLIC pays any surrender value, if the Insured is still living.

MONTHLY ACTIVITY DATE - The same date in each succeeding month as the policy date except should such monthly activity date fall on a date other than a valuation date, the monthly activity date will be the next valuation date.

NET PREMIUM - Premium paid less the sales load charge and premium tax charge (See page 27 and 28).

                                                                 APPLAUSE!     3

OUTSTANDING POLICY DEBT - The sum of all unpaid policy loans and accrued interest on policy loans.

PLANNED PERIODIC PREMIUMS - A selected schedule of equal premiums payable at fixed intervals. The Policyowner is not required to follow this schedule, nor does following this schedule ensure that the Policy will remain in force unless the payments meet the requirements of the Guaranteed Death Benefit Premium or the Extended Guaranteed Death Benefit Premium.

POLICY - The Flexible Premium Variable Universal Life Insurance Policy offered by AVLIC and described in this Prospectus.

POLICYOWNER - The owner of the Policy, as designated in the application or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the Policyowner. A collateral assignee is not the Policyowner.

POLICY ANNIVERSARY DATE - The same day as the policy date for each year the Policy remains in force.

POLICY DATE - As set forth in the Policy, the effective date for all coverage provided in the application. The policy date is used to determine policy anniversary dates, policy years and monthly activity dates. Policy anniversaries are measured from the policy date. The policy date and the issue date will be the same unless: 1) an earlier policy date is specifically requested, or 2) when additional premiums or application amendments are required at time of delivery. (See Issuance of a Policy, page 25).

POLICY YEAR - The period from one policy anniversary date until the next policy anniversary date.

REDUCED LOAN RATE - After reaching the later of age 55 or the tenth policy anniversary (the reduced loan rate start date), the Policyowner may borrow each year approximately 10% of the accumulation value at the reduced loan rate (See page 22 for "Loan Benefits").

SATISFACTORY PROOF OF DEATH - Means all of the following must be submitted: (1) A certified copy of the death certificate; (2) A Claimant Statement; (3) The Policy; and (4) Any other information that AVLIC may reasonably require to establish the validity of the claim.

SPECIFIED AMOUNT - The minimum death benefit under the Policy, as selected by the Policyowner, which generally must be $100,000 or more at issue date.

SUBACCOUNT - A subdivision of the Account. Each Subaccount invests exclusively in the shares of a specified portfolio of the Funds.

SURRENDER VALUE - The policy accumulation value on the date of surrender, less any outstanding policy debt, any surrender charge, and any accrued expense charges.

VALUATION DATE - Any day on which the New York Stock Exchange is open for trading.

VALUATION PERIOD - The period between two successive valuation dates, commencing at the close of the New York Stock Exchange ("NYSE") on one valuation date and ending at the close of the NYSE on the next succeeding valuation date.

4    APPLAUSE!

SUMMARY

The following summary of Prospectus information and diagram of the Policy should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in force and that there is no outstanding indebtedness.


                               DIAGRAM OF POLICY

                                PREMIUM PAYMENTS

                       You can vary amount and frequency.


                            DEDUCTIONS FROM PREMIUMS

                    Sales load and distribution expense - 5%.
                               Premium Tax - 2.5%


                                   NET PREMIUM

You direct the net premium to be invested in the Fixed Account or to the separate account which offers twenty-six different subaccounts. The twenty-six subaccounts invest in the corresponding portfolios (Funds) of the Fidelity Variable Insurance Product Funds, the Fidelity Variable Insurance Products Fund II, the Alger American Fund, the MFS Variable Insurance Trust, or the Morgan Stanley Universal Trust.


                             DEDUCTIONS FROM ASSETS

Monthly charge for cost of insurance and cost of any riders.

Monthly charge for administrative expenses $9.00 per month the first year, $4.50 per month thereafter.

Daily charge, at an annual rate of 0.90% for Policy Years 1-20, and 0.65% thereafter, from the subaccounts for mortality and expense risks. This charge is not deducted from Fixed Account assets.


    LIVING BENEFITS              RETIREMENT BENEFITS           DEATH BENEFITS

Partial  withdrawals  can    Loans may be taken at a net    Income  tax  free to
be  made (subject to         zero  interest  rate  after    beneficiary.
certain restrictions).        ten   years   or  when the
The  death  benefit  will    policyholder   reaches   55    Available   as  lump
be reduced  by the amount    (whichever   occurs later).    sum  or   under  the
of the partial withdrawal.                                  five  payment  meth-
                             Should  the   policy  lapse    ods   available   as
Up to fifteen free trans-    while loans are outstanding    retirement benefits.
fers  can  be  made  each    the  portion  of  the  loan
year  between the invest-    attributable  to   earnings
ment portfolios.             will  become  taxable dist-
                             ributions. (See page 22).
Accelerated payment of up
to  50%  of  the   lowest
scheduled  death  benefit    Payments can be taken under
is  available  under cer-    one  or  more  of five dif-
tain conditions to insur-    ferent payment options.
eds suffering from termi-
nal illness.

The  policy  may  be sur-
rendered  at any time for
its   surrender    value.

Because    the    company
incurs   expenses   imme-
diately upon the issuance
of  the  policy  that are
recovered  over  a period
of years,  a  policy sur-
render  prior to the fif-
teenth  anniversary  date
will be assessed  a  sur-
render charge  consisting
of the contingent  defer-
red  sales charge and the
contingent   deferred ad-
ministrative      charge.
After  the  fifth  policy
year the charge decreases
each year  until  no sur-
render charge is  applied
after   the     fifteenth
policy year.(See pages 23
and 29).

                                                                  APPLAUSE!    5

THE ISSUER

The Policy is issued by Ameritas Variable Life Insurance Company ("AVLIC"), a Nebraska stock life insurance company. A separate account of AVLIC, Separate Account V ("Account"), has been established to hold the assets supporting the Policy. The Account has twenty-six Subaccounts which correspond to, and are invested in, the portfolios of the Funds discussed at page 11 herein. (See Ameritas Variable Life Insurance Company and the Account, page 9, and The Funds, page 11). The financial statements for AVLIC and the Account can be found beginning on page 40.


THE POLICY

This flexible premium variable universal life insurance policy ("Policy") allows the Policyowner, within limitations, to choose: (a) the amount and frequency of premium payments; (b) the manner in which the Policyowners accumulation values are invested; and (c) a choice of two death benefit options unless the Extended Maturity Rider is in effect.

As long as the Policy remains in force, it will provide for: (1) life insurance coverage on the Insured up to age 95; (2) an accumulation value; (3) surrender rights (including partial withdrawals and total surrenders); (4) policy loan privileges; and (5) a variety of optional benefits and riders that may be added to the Policy for an additional charge or without charge if certain minimum premiums are paid.


PREMIUMS

This Policy differs in two important respects from a conventional life insurance policy. First, the failure to pay a planned periodic premium will not in itself cause the Policy to lapse.

Second, a Policy can lapse even if planned periodic premiums have been paid unless the Guaranteed Death Benefit and/or the Extended Guaranteed Death Benefit Premium requirements have been met. (See Payment and Allocation of Premiums, page 25).

AMOUNTS. An initial premium of at least 1/12 of the first year Guaranteed Death Benefit Premium, charges for riders and any substandard risk adjustment times the number of months between the policy date and issue date, plus one, must be paid in order to put the Policy in force. After the initial premium is paid, unscheduled premiums may be paid in any amount and at any frequency, subject only to the maximum and minimum limitations set by AVLIC and the maximum limitations set by Federal Income Tax Law. A Policyowner may also choose a planned periodic premium which may include the minimum cumulative premiums necessary to keep in force the Guaranteed Death Benefit provision and the Extended Guaranteed Death Benefit Rider.

A Policy will lapse when the surrender value is insufficient to pay the monthly deduction unless the Guaranteed or Extended Guaranteed Death Benefit Riders are in effect. A period of 61 days from the date written notice of lapse is mailed to the Policyowner's last known address will be allowed for the Policyowner to make sufficient payment to keep the Policy in force for the Policyowner (grace period).


ALLOCATION OF NET PREMIUMS

The Policyowner may select the manner in which the new premiums are allocated between the Fixed Account (See Fixed Account, page 17) and to one or more of the Subaccounts.

Net premiums, which equal the premiums paid less the premium charges, are first allocated for 13 days, as of the issue date, to the Subaccount for the Money Market Portfolio of the Variable Insurance Products Fund. After the expiration of the refund period, the accumulation value will be allocated as selected by the Policyowner. The Policyowner may change the allocation instructions for premiums and may also make a special designation for unscheduled premiums. Subject to certain charges and restrictions, a Policyowner may also transfer amounts among the Subaccounts and the Fixed Account. (See Allocation of Premiums and Accumulation Value, page 26).

The various subaccounts available invest in a corresponding portfolio of the Funds. VIPF offers the following portfolios: Money Market, Equity-Income,
Growth, High Income and Overseas Portfolios. VIPF II offers the following portfolios: the

6     APPLAUSE!

Asset Manager, Investment Grade Bond, Asset Manager: Growth,Index 500, and Contrafund Portfolios. The Alger American Fund offers the following portfolios:
Alger American Growth, Alger American Income and Growth, Alger American Small Capitalization, Alger American Balanced, Alger American MidCap Growth, and Alger American Leveraged AllCap Portfolios. The MFS Trust offers the following portfolios or series in connection with this Policy: MFS Emerging Growth, MFS Utilities, MFS World Governments, MFS Research and MFS Growth With Income. The Morgan Stanley Fund offers the following portfolios in connection with the
Policy: Emerging Markets Equity, Global Equity, International Magnum, Asian Equity and U.S. Real Estate Portfolios. A summary of the investment objectives for these portfolios is set forth at page 11 of this Prospectus, and detailed objectives of these portfolios are described in the accompanying prospectuses for the Funds. There is no assurance that these objectives will be met. The Policyowner bears the entire investment risk for amounts allocated to the Subaccounts.


POLICY BENEFITS

The rights and benefits under the Policy are summarized in this prospectus; however prospectus disclosure regarding the policy is qualified in its entirety by the policy itself, a copy of which is available upon request from AVLIC.

DEATH BENEFIT PROCEEDS AND DEATH BENEFIT OPTIONS. While the Policy remains in force, AVLIC will pay the Death Benefit to the Beneficiary upon receipt of Proof of Death of the Insured. These proceeds may be paid in a lump sum or in accordance with an optional payment plan.

The Policy provides for two death benefit options unless the Extended Maturity Rider is in effect. Under either option, so long as the Policy remains in force, the death benefit will not be less than the current Specified Amount of the Policy adjusted for any policy indebtedness. The death benefit may, however, exceed the Specified Amount, depending upon the investment experience of the Policy. Death Benefit Option A provides for a level benefit equal to the current Specified Amount of the Policy, unless the accumulation value of the Policy on the date of the Insured's death multiplied by the applicable percentage set forth in the Policy is greater, in which case the death benefit is equal to that larger amount. Death Benefit Option B provides for a variable benefit equal to the current Specified Amount of the Policy plus the Policy's accumulation value on the date of the Insured's death, or if greater, the accumulation value of the Policy on the date of the Insured's death multiplied by the applicable percentage set forth in the Policy. (See Death Benefit Options, page 18)

If the Extended Maturity Rider is in effect, the Death Benefit will be the Accumulation Value.

Optional insurance benefits offered under the Policy include: Guaranteed Death Benefit provision; Extended Guaranteed Death Benefit rider; Accelerated Living Benefits Rider for Terminal Illness; Accidental Death Benefit rider; Covered Insured rider; Disability Benefit rider; Guaranteed Insurability rider; Payor Disability rider; and Children's Protection rider. (See Additional Insurance Benefits, page 31). These riders are not all available in every state. The cost, if any, of these additional insurance benefits will be deducted from the Policy's accumulation value as a part of the monthly deduction. The Guaranteed Death Benefit and Extended Guaranteed Death Benefit provisions are provided without cost but require the described premium payments.

BENEFITS AT MATURITY.

On the maturity date of the Policy, if the Insured is still living, the Policyowner will be paid the accumulation value of the Policy less any outstanding policy debt and accrued interest charges.

ACCUMULATION VALUE BENEFITS

The Policy's accumulation value in the Account will reflect the amount and frequency of premium payments, the investment experience of the chosen Subaccounts and the Fixed Account, policy loans, any partial withdrawals, and any charges imposed in connection with the Policy. The entire investment risk of the Account is borne by the Policyowner. AVLIC does not guarantee a minimum accumulation value in the Account. (See Accumulation Value, page 20). It does guarantee the Fixed Account.

The Policyowner may surrender the Policy at any time and receive its surrender value. Subject to certain limitations, the Policyowner may also make a partial withdrawal from the Policy and obtain a portion of the surrender value at any time prior to the maturity date. Partial withdrawals will reduce both the accumulation value and the death benefit payable under the


                                                                  APPLAUSE!    7

Policy. (See Partial Withdrawals, page 23). A charge will be deducted from the amount paid upon partial withdrawal. (See Partial Withdrawal Charge, page 30).

POLICY LOANS. Policy loans, secured by the accumulation value of the Policy, are available. After the first policy anniversary, the Policyowner may obtain a loan at "regular" loan interest rates, which shall not exceed 8% annually.

After the later of age 55 or the tenth policy anniversary, the Policyowner can borrow against a limited amount of the accumulation value of the Policy at a "reduced" interest rate, which reduced rate is currently 4.5% and shall not exceed 5% annually ("reduced rate loan"). While the loan is outstanding, the Policyowner earns 4.5% interest on the accumulation values securing the loans. (For details concerning policy loan provisions, see page 22).

Policy loans may have tax consequences and will affect earnings and policy accumulation values. Should the policy lapse while loans are outstanding the portion of the loans attributable to earnings will become taxable distributions. Should the Policy become a modified endowment contract, loans (including loans to pay loan interest) will be taxable to the extent of any gain under the Policy. Further, a 10% penalty tax also applies to the taxable portion of any distribution prior to the Insured's age 59 1/2. (See Federal Tax Matters, page
34).


CHARGES

SALES AND PREMIUM TAX CHARGES Generally, a sales charge of 5% of each premium will be deducted to compensate AVLIC for its expenses associated with distributing the Policy and a premium tax charge of 2.5% of each premium will be deducted from each premium before placing any amount in a Subaccount or the Fixed Account. (See Deductions From Premium Payments, page 27).

MONTHLY CHARGES AGAINST THE ACCUMULATION VALUE.

a) A monthly maintenance charge of up to $9.00 [currently AVLIC is charging $9.00 per month ($108.00 per year) during the first policy year and $4.50 per month ($54.00 per year) thereafter], to compensate AVLIC for the continuing administrative costs of the Policy, plus

b) A monthly charge for the cost of insurance including the cost for any riders. (See Charges from Accumulation Value, page 28).

SURRENDER CHARGE. If a Policy is surrendered prior to the 15th anniversary date, AVLIC will assess a surrender charge consisting of the Contingent Deferred Sales Charge ("DSC") and the Contingent Deferred Administrative Charge ("DAC"). After the fifth Policy Year, the surrender charge decreases each year until no surrender charge is applied after the fifteenth Policy Year. (See Surrender Charge, page 29).

The DSC is equal to 25% of the premiums received in the first two Policy Years up to the Guaranteed Death Benefit Premium plus 5% of the premiums received in those years in excess of the Guaranteed Death Benefit Premium. In no event shall the surrender charge exceed $12.00 for every $1000.00 of insurance obtained under the Policy.

The DAC is an amount per $1,000 of insurance that varies by issue age and sex. (See Contingent Deferred Administrative Charges, page 29).

TRANSFER CHARGE. Fifteen transfers of accumulation value per policy year will be permitted free of charge. A $10 administrative charge may be assessed for each additional transfer. The transfer charge will be deducted from the amount transferred. (See Transfer Charge, page 29).

PARTIAL WITHDRAWAL CHARGE. A maximum charge, not to exceed the lesser of $50 or 2% of the amount withdrawn may be deducted for each partial withdrawal. (Currently, the charge is the lesser of $25 or 2%). The charge will be deducted from the amount paid as a result of the withdrawal and will compensate AVLIC for the administrative costs of partial withdrawals. No surrender charge is assessed on a partial withdrawal and a partial withdrawal charge is not assessed when a Policy is surrendered. (See Partial Withdrawal Charge, page 30).


8     APPLAUSE!

DAILY CHARGES AGAINST THE ACCOUNT. A daily charge at an annual rate not to exceed .90% (currently .90% for policy years 1-20 and .65% thereafter) of the average daily net assets of each Subaccount, but not the Fixed Account. (See Daily Charges Against the Account, page 30).

No charges are currently made against the Account for federal, state or local taxes (which are charged in addition to state premium taxes). If there is a material change from the expected treatment of AVLIC under federal, state or local tax laws, AVLIC may determine to make deductions from the Account to pay those taxes. (See Taxes, page 30).

In addition, because the Account purchases shares of the Funds, the value of the units in each Subaccount will reflect the net asset value of shares of the various Funds held therein, and therefore, the management fee and other expenses incurred by the Funds. (See The Funds, page 11).


TAX TREATMENT OF THE POLICY

Like death benefits payable under conventional life insurance policies, life insurance proceeds payable under the Policy are excludable from the taxable income of the Beneficiary. Should the Policy be deemed a modified endowment contract (see Federal Tax Matters-Tax Status of the Policy, page 34), partial or full surrenders, assignments, policy pledges, and loans under the Policy will be taxable to the Policyowner to the extent of any gain under the Policy. Generally, a 10% penalty tax also applies to the taxable portion of any distribution prior to the Insured reaching age 59 1/2. (For further detail regarding taxation, see Federal Tax Matters, page 34).


REFUND PRIVILEGE

The Policyowner is granted a period of time (a "free look period") to examine a Policy and return it for a refund. The Policyowner may cancel the Policy within 45 days after Part I of the application is signed, within 10 days after the Policyowner receives the Policy, or 10 days after AVLIC delivers a notice concerning cancellation, whichever is later. The amount of the refund is the greater of the premiums paid or the premium paid adjusted by investment gains and losses. (See Refund Privilege, page 24).


EXCHANGE PRIVILEGE

During the first 24 months after the policy date of the Policy, subject to certain restrictions, the Policyowner may exchange the Policy for a flexible premium adjustable life insurance policy issued and made available for exchange by AVLIC or an affiliate. The policy provisions and applicable charges for the new Policy will be based on the same policy date and issue age as under the Policy. (See Exchange Privilege, page 24).


EXCHANGE OFFER

On June 13, 1990, the Securities and Exchange Commission approved a request from AVLIC and the Account that they be permitted to offer to exchange the Policy for a life insurance policy previously issued by AVLIC. That exchange offer continues as of the date of this Prospectus. (For additional details concerning the exchange offer, see Exchange Offer, page 33).

AVLIC AND THE ACCOUNT
AMERITAS VARIABLE LIFE INSURANCE COMPANY

Ameritas Variable Life Insurance Company ("AVLIC") is a stock life insurance company organized in the State of Nebraska. AVLIC was incorporated on June 22, 1983 and commenced business December 29, 1983. AVLIC is currently licensed to sell life insurance in 46 states, and the District of Columbia. AVLIC's financial statements may be found at page 47.

AVLIC is a wholly-owned subsidiary of AMAL Corporation, a Nebraska stock company. AMAL Corporation is a joint venture of Ameritas Life Insurance Corp. (Ameritas Life), which owns a majority interest in AMAL Corporation; and AmerUs Life Insurance Company ("AmerUs Life"), an Iowa stock life insurance company, which owns a minority interest


                                                                 APPLAUSE!     9
in AMAL Corporation. The Home Offices of both AVLIC and Ameritas Life are at One Ameritas Way, 5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501.

On April 1, 1996 Ameritas Life consummated an agreement with AmerUs Life whereby AVLIC became a wholly-owned subsidiary of a newly formed holding company, AMAL Corporation. Under terms of the agreement the AMAL Corporation is 66% owned by Ameritas Life and 34% owned by AmerUs Life. AmerUs Life has options to purchase an additional interest in AMAL Corporation if certain conditions are met. There are no other owners of 5% or more of the outstanding voting securities of AVLIC.

Ameritas Life and its subsidiaries had total assets at December 31, 1996 of over $2.9 billion. AmerUs Life had total assets as of December 31, 1996 of over $4.3 billion.

AVLIC has a rating of A (Excellent) from A.M. Best Company, a firm that analyzes insurance carriers, and a rating of AA ("Excellent") from Standard & Poor's for claims-paying ability. Ameritas Life enjoys a long standing A+ (Superior) rating from A.M. Best.

Ameritas Life, AmerUs Life and AMAL Corporation guarantee the obligations of AVLIC. This guarantee will continue until AVLIC is recognized by a National Rating Agency as having a financial rating equal to or greater than Ameritas Life, or until AVLIC is acquired by another insurance company who has a financial rating by a National Rating Agency equal to or greater than Ameritas Life and who agrees to assume the guarantee; provided that if AmerUs Life sells its interest in AMAL Corporation to another insurance company who has a financial rating by a National Rating Agency equal to or greater than that of AmerUs Life, and the purchaser assumes the guarantee, AmerUs Life will be relieved of its obligations under the Guarantee.

Ameritas Investment Corp., the principal underwriter of the policies may publish in advertisements and reports to Policyowners the ratings and other information assigned to Ameritas Life and AVLIC by one or more independent rating services and charts and other information concerning asset allocation, dollar cost averaging, portfolio rebalancing, earnings sweep, tax-deference and other investment methods. The purpose of the ratings are to reflect the financial strength and/or claims-paying ability of AVLIC. The ratings do not relate to the performance of the separate account.


AMERITAS VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT V

Ameritas Variable Life Insurance Company Separate Account V ("the Account") was established under Nebraska law on August 28, 1985. The assets of the Account are held by AVLIC segregated from all of AVLIC's other assets, are not chargeable with liabilities arising out of any other business which AVLIC may conduct, and income, gains, or losses of AVLIC. Although the assets maintained in the Account will not be charged with any liabilities arising out of AVLIC's other business, all obligations arising under the Policies are liabilities of AVLIC who will maintain assets in the Account of a total market value at least equal to the reserve and other contract liabilities of the Account. The Account will at all times contain assets equal to or greater than account values invested in the separate account. Nevertheless, to the extent assets in the Account exceed AVLIC's liabilities in the Account, the assets are available to cover the liabilities of AVLIC's General Account. AVLIC may, from time to time, withdraw assets available to cover the General Account obligations.

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any SEC supervision of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a Division of AVLIC.


PERFORMANCE INFORMATION

Performance information for the Subaccounts of the Account and the funds available for investment by the Account may appear in advertisements, sales literature, or reports to Policyowners or prospective purchasers. We may also provide a hypothetical illustration of Accumulation Value, Cash Surrender Value and Death Benefit based on historical investment returns of the Funds for a sample insured based on assumptions as to age, sex, and other policy specific assumptions.


10     APPLAUSE!

We may also provide individualized hypothetical illustrations of Accumulation Value, Cash Surrender Value and Death Benefit based on historical investment returns of the Funds. These illustrations will reflect deductions for fund expenses and Policy and Account charges, including the Monthly Deduction, Premium Payment Deductions, and the Surrender Charge. These hypothetical illustrations will be based on the actual historical experience of the funds as if the Subaccounts had been in existence and a Policy issued for the same periods as those indicated for the funds.

THE FUNDS
There are currently twenty-six Subaccounts within the Account available to Policyowners for new allocations. Each Subaccount of the Account will invest only in the shares of a corresponding portfolio of the VIPF, VIPF II, The Alger American Fund, the MFS Fund and the Morgan Stanley Universal Funds (collectively the "Funds".) Each Fund is registered with the SEC under the Investment Company Act of 1940 as an open-end management investment company.

The assets of each portfolio of the Funds are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objectives. More detailed information, including a description of investment objectives, policies, restrictions, expenses and risks, is in the prospectuses for each of the Funds, which must accompany or precede this Prospectus. All underlying fund information, including Fund prospectuses, has been provided to AVLIC by the underlying Funds. AVLIC has not independently verified this information. One or more of the Portfolios may employ investment techniques that involve certain risks, including investing in non-investment grade, high risk debt securities, entering into repurchase agreements and reverse repurchase agreements, lending portfolio securities, engaging in "short sales against the box," investing in instruments issued by foreign banks, entering into firm commitment agreements and investing in warrants and restricted securities. In addition, certain of the portfolios may invest in securities of foreign issuers.

The Leveraged AllCap Portfolio may borrow money to increase its portfolio of securities, and may purchase or sell options and enter into futures contracts on securities indexes to increase gain or to hedge the value of the Portfolio. Certain of the portfolios are permitted to invest a portion of their assets in non-investment grade, high risk debt securities; these portfolios include The High Income, Equity-Income, Asset Manager: Growth, Asset Manager Portfolios of the Fidelity Funds, and the Research Portfolio of the MFS Fund. Certain portfolios are designed to invest a substantial portion of their assets overseas, such as the Overseas Portfolio of VIPF and the International Magnum Portfolio of the Morgan Stanley Fund. Other portfolios invest primarily in the securities markets of emerging nations. Investments of this type involve different risks than investments in more established economies, and will be affected by greater volatility of currency exchange rates and overall economic and political factors. Such portfolios include the Emerging Markets Equity and Asian Equity Portfolios of the Morgan Stanley Fund. The Emerging Markets Equity Portfolio may also invest in non-investment grade, high risk debt securities and securities of Russian companies. Investment in Russian companies may involve risks associated with that nation's system of share registration and custody. Securities of non-U.S. issuers (including issuers in emerging nations) may also be purchased by each of the portfolios of the MFS Trust and the Global Equity Portfolio of the Morgan Stanley Fund. Investments acquired by the U.S. Real Estate Portfolio of the Morgan Stanley Fund may be subject to the risks associated with the direct ownership of real estate and direct investments in real estate investment trusts. Further information about the risks associated with investments in each of the Funds and their respective portfolios is contained in the prospectus relating to that Fund. These prospectuses, together with this Prospectus, should be read carefully and retained.

Each  Policyowner  should   periodically   consider  the  allocation  among  the
Subaccounts in light of current market conditions and the investment risks attendant to investing in the Funds' various portfolios.

The Account will purchase and redeem shares from the Funds at net asset value. Shares will be redeemed to the extent necessary for AVLIC to collect charges, pay the Surrender Values, partial withdrawals, and make policy loans or to transfer assets among Investment Options as requested by Policyowners. Any dividend or capital gain distribution received from a portfolio of the Funds will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding Subaccount.

Since each of the Funds is designed to provide investment vehicles for variable annuity and variable life insurance contracts of various insurance companies and will be sold to separate accounts of other insurance companies as investment vehicles for various types of variable life insurance policies and variable annuity contracts, there is a possibility that a material conflict may arise between the interests of the Account and one or more of the separate accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies agree to take any necessary steps, including removing its separate accounts from the Funds, to resolve the matter. The risks of such mixed and shared funding are described further in the prospectuses of the Funds.

                                                                APPLAUSE!     11

FIDELITY FUNDS

PORTFOLIO                  INVESTMENT POLICIES                                     OBJECTIVE
Money Market1              High-quality U.S. dollar denominated money market       Seeks to obtain as high a level of current
                           instruments of domestic and foreign Issuers.            income as is consistent with preserving
                           (Commercial Paper, Certificate of Deposit.)             capital and providing liquidity.


Equity-Income1             At least 65% in income producing common or preferred    Seeks reasonable income by investing primarily
                           stock.  The remainder will normally be invested in      in income producing equity securities.  The goal
                           convertible and non-convertible debt obligations.       is to achieve a yield in excess of the composite
                                                                                   yield of the Standard & Poor's 500 Composite
                                                                                   Stock Price Index.

Growth1                    Portfolio purchases normally will be common stocks of   Seeks to achieve capital appreciation by
                           both  well-known established companies and smaller,     investing primarily in common stocks.
                           less-known companies,  although the investments  are
                           not  restricted  to any one  type   of   security.
                           Dividend income will only be  considered  if it might
                           have an effect on stock values.

High Income1               At  least  65%  in  income   producing  debt            Seeks to obtain a high level of current income
                           securities and preferred stocks, up to 20% in common    by investing in high income producing lower-
                           stocks  and other  equity securities,  and up to 15%    rated debt securities (sometimes called "junk
                           in securities  subject to restriction on resale.        bonds"), preferred stocks including covertible
                                                                                   securities and restricted securities.

Overseas1                  At  least  65%  invested  in  securities  of  issuers   Seeks long-term growth of capital primarily
                           outside  of  North America.  Most issuers will be       through investments in foreign securities.
                           located in developed  countries in the Americas, the
                           Far East  and  Pacific  Basin,  Scandinavia  and
                           Western Europe.  While  the primary purchases will be
                           common stocks, all types of securities may be
                           purchased.

Asset Manager2             Equities (Growth, High Dividends, Utility),  bonds      Seeks to obtain high total return with reduced
                           (Government, Agency, Mortgage  backed,  Convertible     risk over the long term by allocating its assets
                           and Zero Coupon) and money  market  instruments.        among domestic and foreign stocks, bonds, and
                                                                                   short-term fixed-income securities.

Investment                 A portfolio of investment grade fixed-income            Seeks as high a level of current income as is
Grade Bond2                securities with a dollar weighted average maturity      consistent with the preservation of capital.
                           of less than ten years.

Asset Manager:             Focuses on stocks for high potential returns but also   Seeks to maximize total return by allocating its
Growth2                    purchases bonds and short-term instruments.             assets among foreign and domestic stocks, bonds,
                                                                                   short-term instruments and other investments.

Index 500 2                At least 80% (65% if fund assets are below              Seeks investment results that correspond to the
                           $20 million) in equity securities of companies that     total return of common stocks of companies that
                           compose the Standard & Poor's 500.  Also purchases      compose the Standard & Poor's 500.
                           short-term debt securities for cash management
                           purposes and uses various investment techniques, such
                           as futures contracts, to adjust its exposure to the
                           Standard & Poor's 500.

Contrafund2                Portfolio  purchases will normally be common stock or   Seeks long-term capital appreciation.
                           securities convertible into common stock of companies
                           believed to be undervalued due to an overly
                           pessimistic appraisal by the public.

         1 VIPF
         2 VIPF II

12     APPLAUSE!

ALGER
AMERICAN FUND

PORTFOLIO                  INVESTMENT POLICIES                                      OBJECTIVE
Growth                     The  Portfolio  will  invest its assets in  companies    Seeks long-term capital appreciation.
                           whose securities are traded on domestic stock
                           exchanges or in the  over-the-counter market. Except
                           during temporary defensive periods, the Portfolio
                           will invest at least 65% of its total assets in the
                           securities of companies that have a  total market
                           capitalization of $1 billion or greater.

Income and                 The  Portfolio  attempts  to  invest  100%  of its       Seeks to provide a high level of dividend
Growth                     assets, and except during temporary defensive            income to the extent consistent with prudent
                           periods, it is a fundamental policy of the Portfolio     investment management.  Capital appreciation
                           to invest, at least 65% of its total assets in           is a secondary objective of the Portfolio.
                           dividend paying equity securities.


Small Capitalization       Except during temporary defensive periods, the           Seeks long-term capital appreciation.
                           Portfolio invests at least 65% of its total assets in
                           equity securities of companies that, at the time of
                           purchase of the securities, have total market
                           capitalization within the range of companies
                           included in the Russell 2000 Growth Index or the S& P
                           SmallCap 600 Index, updated quarterly.  The Portfolio
                           may invest up to 35% of its total assets in equity
                           securities of  companies that, at the time of purchase,
                           have total market capitalization outside the range of
                           companies included in those Indexes and in excess of
                           that amount (up to 100% of its assets) during
                           temporary defensive periods.

Balanced                   The Portfolio will invest its assets in common stocks    Seeks current income and long-term capital
                           and investment grade preferred  stock  and  debt         appreciation by investment in common stocks
                           securities  as  well  as  securities  convertible        and fixed income securities, with emphasis
                           into common stocks.  Except during defensive periods,    on income producing securities which appear to
                           it is anticipated that 25% of the portfolio assets       have some potential for capital appreciation.
                           will be invested in fixed income senior securities.

MidCap Growth              Except during temporary defensive periods, the           Seeks long-term capital appreciation.
                           Portfolio invests at least 65% of its total assets in
                           equity securities of companies that, at the time of
                           purchase of the securities, have total market
                           capitalization within the range of companies included
                           in the S&P MidCap 400 Index, updated quarterly.
                           The S&P MidCap 400  Index is designed to track the
                           performance of medium capitalization companies.  The
                           Portfolio may invest up to 35% of its  total assets
                           in securities that, at the time of purchase, have
                           total market capitalization outside the range of
                           companies included in the S&P MidCap 400 Index and in
                           excess of that amount (up to 100% of its assets)
                           during temporary defensive periods.

Leveraged AllCap           Invests  at least 85% of net assets in equity            Seeks long-term capital appreciation.
                           securities of companies of any size, except during
                           defensive  periods.  May  purchase  put and call
                           options and sell covered  options to  increase  gain
                           and to hedge.  May enter into  futures contracts and
                           purchase and sell options on  these  futures
                           contracts.  May also borrow money for purchase of
                           additional securities.

                                                                APPLAUSE!     13

MFS FUNDS
PORTFOLIO                  INVESTMENT POLICIES                                      OBJECTIVE

Emerging Growth Series     At least 80% normally will be invested  in equity        Seeks to provide long-term capital growth;
                           securities of emerging growth companies.  Up to 25%      dividend and interest income is incidental.
                           may be invested in  foreign  securities not including
                           ADRs.

Utilities Series           At least 65%, but up to 100%  normally will be           Seeks capital growth and current income (above
                           invested  in  equity and debt securities of both         that available from a portfolio invested
                           domestic and foreign companies in the  utilities         entirely in equity securities).
                           industry.  Normally,   not  more  than  35%  will  be
                           invested  in  equity  and   debt securities of
                           issuers in other industries,  including   foreign
                           securities, emerging market securities and non-dollar
                           denominated securities.

World Governments Series   At least  80%  normally  will be invested  in  debt      Seeks to provide long-term growth of capital and
                           securities.   May invest up to 100%  of  assets  in      future income.
                           foreign securities, including emerging market
                           securities.

Research Series            Invests  in  common  stocks or securities convertible    Seeks to provide long-term growth of capital
                           into common  stocks of companies believed to possess     and future income.
                           better than average prospects for long-term  growth.
                           Up to 10% may be invested in  non-investment
                           grade  debt;  up to 20% may be  invested  in  foreign
                           securities (including emerging market issues.)

Growth With Income Series  At least 65% will  normally  be  invested  in common     Seeks to provide reasonable current income and
                           stocks or  securities convertible into common stocks     long-term growth of capital and income.
                           of companies  believed to have  long-term prospects
                           for growth and  income. Expects  to  invest not  more
                           than 15% in foreign securities (including emerging
                           market issues.)

MORGAN STANLEY
FUNDS

PORTFOLIO                  INVESTMENT POLICIES                                      OBJECTIVE
Emerging Markets Equity    Invests primarily in equity securities of emerging       Long-term capital appreciation.
                           market country issuers with a focus on those countries
                           whose economies the portfolio's adviser believes to
                           be developing strongly and in which markets are
                           becoming more sophisticated.

Global Equity              Invests  primarily  in equity  securities  of            Long-term capital appreciation.
                           issuers throughout the world, including  U.S.
                           issuers and emerging market countries, using an
                           approach that is oriented to the selection of
                           individual stocks that the portfolio's adviser
                           believes are undervalued.

International Magnum       Invests  primarily  in equity  securities  of            Long-term capital appreciation.
                           non-U.S. issuers, generally in accordance with
                           weightings determined by the portfolio's adviser, in
                           countries comprising the Morgan Stanley Capital
                           International Europe, Australia, Far East Index,
                           commonly known as the "EAFE Index."

Asian Equity               Invests  primarily  in equity  securities  of            Long-term capital appreciation.
                           Asian   issuers,    excluding Japan, using an
                           approach that is oriented  to the  selection  of
                           individual stocks believed  by  the portfolio's
                           adviser to be undervalued.

U.S. Real Estate           Invests primarily in equity securities of companies      Above-average current income and long
                           primarily engaged in the U.S. real estate industry,      term capital appreciation.
                           including real estate investment trusts.

14     APPLAUSE!

FUND EXPENSE SUMMARY

The information shown below relating to the Funds was provided to AVLIC by the Funds and AVLIC has not independently verified such information. Each of the Funds is managed by an investment advisory organization that is not affiliated with AVLIC. Each such organization is entitled to receive a fee for its services based on the value of the relevant portfolio's net assets. The amount of expenses, including the asset based advisory fee referred to above, borne by each portfolio for the fiscal year ended December 31, 1996, was as follows:


PORTFOLIO                      INVESTMENT ADVISORY AND              OTHER EXPENSES                     TOTAL
                                     MANAGEMENT

                            Figures presented may reflect     Figures presented may reflect    Figures presented
                                expense reimbursement         expense reimbursement            may reflect expense
                                                                                                  reimbursement
FIDELITY
Money Market                           .21%                               .09%                         .30%
Equity-Income                          .51%                               .05%                         .56%(1)
Growth                                 .61%                               .06%                         .67%(1)
High Income                            .59%                               .12%                         .71%
Overseas                               .76%                               .16%                         .92%(1)
Asset Manager                          .64%                               .09%                         .73%(1)
Investment Grade Bond                  .45%                               .13%                         .58%
Asset Manager:  Growth                 .65%                               .20%                         .85%(1)
Index 500                              .13%                               .15%                         .28%(2)
Contrafund                             .61%                               .10%                         .71%(1)

ALGER AMERICAN (3)
Growth                                 .75%                               .04%                          .79%
Income and Growth                     .625%                              .185%                          .81%
Small Capitalization                   .85%                               .03%                          .88%
Balanced                               .75%                               .39%                         1.14%
MidCap Growth                          .80%                               .04%                          .84%
Leveraged AllCap                       .85%                               .24%                         1.09%


PORTFOLIO                      INVESTMENT ADVISORY AND              OTHER EXPENSES                     TOTAL
                                     MANAGEMENT

                            Figures presented may reflect     Figures presented may reflect    Figures presented
                                expense reimbursement         expense reimbursement            may reflect expense
                                                                                                  reimbursement
MFS
Emerging Growth                        .75%                               .25%(4)                      1.00%(5)
Utilities                              .75%                               .25%(4)                      1.00%(5)
World Governments                      .75%                               .25%(4)                      1.00%(5)
Research                               .75%                               .25%(4)                      1.00%(5)
Growth With Income                     .75%                               .25%(4)                      1.00%(5)

MORGAN STANLEY
Emerging Markets Equity(6)            1.25%                               .50%                         1.75%
Global Equity(7)                       .80%                               .35%                         1.15%
International Magnum(7)                .80%                               .35%                         1.15%
Asian Equity(7)                        .80%                               .40%                         1.20%
U.S. Real Estate(7)                    .80%                               .30%                         1.10%

                                                                 APPLAUSE!    15

(1) A portion of the brokerage commissions that certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Without these reductions, the total operating expenses presented in the table would have been .58% for Equity-Income Portfolio, .69% for Growth Portfolio, .93% for Overseas Portfolio, .74% for Asset Manager Portfolio, .74% for Contrafund Portfolio, and .87% for Asset Manger: Growth Portfolio.

(2) Fidelity agreed to reimburse a portion of Index 500 Portfolio's expenses during the period. Without this reimbursement, the fund's management fee, other expenses and total expenses would have been .28%, .15% and .43% respectively, on an annualized basis.

(3) Alger Management has agreed to reimburse the portfolios to the extent that the aggregate annual expenses (excluding interest, taxes, fees for brokerage services and extraordinary expenses) exceed respectively:
         Alger American Income and Growth, and Alger American Balanced, 1.25%; Alger American Small Capitalization, Alger American MidCap Growth, Alger American Leveraged All Cap, and the Alger American Growth, 1.50%. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return. Included in "Other Expenses" of Leveraged AllCap is .03% of interest expense.

(4) MFS has agreed to bear expenses for each series, subject to reimbursement by each series, such that each series "Other Expenses" shall not exceed .25% of the average daily net assets of the series during the current fiscal year. Absent this expense arrangement, "Other Expenses" and "Total" expenses would be .41% and 1.16%, respectively, for the Emerging Growth Series; 2.00% and 2.75%, respectively, for the Utilities Series; 1.28% and 2.03%, respectively, for the World Governments Series; .73% and 1.48%, respectively, for the Research Series; and 1.32% and 2.07%, respectively, for the Growth With Income Series.

(5) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the series' expenses). Any such fee reductions are not reflected under "Other Expenses."

(6) The fund's expenses were voluntarily reduced by the fund's investment adviser. Absent reimbursement, the management fee, other expenses, and total expenses would have been 1.25%, 4.92%, and 6.17%, respectively.

(7) This is an estimate of expenses for the fiscal year ending December 31, 1997. MSAM has agreed to a reduction in management fees and to reimburse each portfolio if necessary, if such fees would cause the total annual operating expenses to exceed the percentage indicated.

Expense reimbursement agreements are expected to continue in future years but may be terminated at any time. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return.

---------------

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

AVLIC reserves the right, subject to applicable law, and, if necessary, after notice to and prior approval from the SEC and/or state insurance authorities to make additions to, deletions from, or substitutions for the shares that are held in the Account or that the Account may purchase. The Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by the Policyowners.

AVLIC may, in its sole discretion, also establish additional Subaccounts of the Account, each of which would invest in shares corresponding to a new portfolio of the Funds or in shares of another investment company having a specified
investment  objective.  AVLIC  may,  in  its  sole  discretion,   establish  new
Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Policyowners on a basis to be determined by AVLIC.

If any of these substitutions or changes are made, AVLIC may by appropriate endorsement change the Policy to reflect the substitution or change. If AVLIC deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other AVLIC separate accounts. To the extent permitted by applicable law, AVLIC may also transfer the assets of the Account associated with the Policies to another separate account. In addition, AVLIC may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Account.

16     APPLAUSE!

The Policyowner will be notified of any material change in the investment policy of any portfolio in which the Policyowner has an interest.

FIXED ACCOUNT

Policyowners may elect to allocate all or a portion of their premium payments to the Fixed Account, and they may also transfer monies between the Account and the Fixed Account. (See Transfers, page 23).

Payments allocated to the Fixed Account and transferred from the Account to the Fixed Account are placed in the General Account of AVLIC, which supports insurance and annuity obligations. The General Account includes all of AVLIC's assets, except those assets segregated in the separate accounts. AVLIC has the sole discretion to invest the assets of the General Account, subject to applicable law. AVLIC bears an investment risk for all amounts allocated or transferred to the Fixed Account and interest credited thereto, less any deduction for charges and expenses, whereas the Policyowner bears the investment risk that the declared rate described below, will fall to a lower rate after the expiration of a declared rate period. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 (the "1933 Act") nor is the General Account registered as an investment company under "the Investment Company Act of 1940". Accordingly, neither the General Account nor any interest therein is generally subject to the provisions of the 1933 or 1940 Act. We understand that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account portion of the Policy; however, disclosures regarding the Fixed Account portion of the Policy may be subject to generally applicable provisions of the Federal Securities Laws regarding the accuracy and completeness of statements made in prospectuses.

AVLIC guarantees that it will credit interest at an effective annual rate of at least 4.5%. AVLIC may, at its discretion, declare higher interest rate(s) for amounts allocated or transferred to the General Account ("Declared Rate(s)"). Each month AVLIC will establish the declared rate from the monies transferred or allocated to the Fixed Account that month. The Policyowner will earn interest on the amount transferred or allocated at the rate declared for a 12-month period effective the month of transfer or allocation. After the end of the 12-month period, the monies will earn interest at the rate established by AVLIC for each month.


POLICY BENEFITS

The rights and benefits under the Policy are summarized in this prospectus; however prospectus disclosure regarding the policy is qualified in its entirety by the policy itself, a copy of which is available upon request from AVLIC.


PURPOSES OF THE POLICY

The Policy is designed to provide the Policyowner with both lifetime insurance protection to the policy anniversary nearest the Insured's 95th birthday and flexibility in connection with the amount and frequency of premium payments and with the level of life insurance proceeds payable under the Policy.

The Policyowner is not required to pay scheduled premiums to keep a Policy in force, but may, subject to certain limitations, vary the frequency and amount of premium payments. Moreover, the Policy allows a Policyowner to adjust the level of death benefits payable under the Policy without having to purchase a new Policy by increasing (with evidence of insurability) or decreasing the Specified Amount. An increase in the Specified Amount will increase the Guaranteed Death Benefit and the Extended Guaranteed Death Benefit premium required. Thus, as insurance needs or financial conditions change, the Policyowner has the flexibility to adjust life insurance benefits and vary premium payments.

The death benefit may, and the accumulation value will, vary with the investment experience of the chosen Subaccounts of the Account. Thus the Policyowner benefits from any appreciation in value of the underlying assets, but bears the investment risk of any depreciation in value. As a result, whether or not a Policy continues in force may depend in part upon the investment experience of the chosen Subaccounts. The failure to pay a planned periodic premium will not necessarily cause the Policy to lapse, but the Policy could lapse even if planned periodic premiums have been paid, depending upon the investment experience of the Account. AVLIC agrees to keep the Policy in force during the first three years and provide

                                                                 APPLAUSE!    17
a Guaranteed Death Benefit during that period so long as the cumulative pro rata monthly minimum Guaranteed Death Benefit premium is paid even though, in certain instances, the minimum payment allowed by contract will not, after the payment of monthly insurance and administrative charges, generate positive surrender values during the first several policy months. AVLIC also offers an Extended Guaranteed Death Benefit rider which extends this benefit to between 10 and 30 years depending upon the age of the insured at the date of issue.

DEATH BENEFIT PROCEEDS

As long as the Policy remains in force, AVLIC will, upon satisfactory proof of the Insured's death, pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. The amount of the death benefits payable will be determined at the end of the valuation period during which the Insured's death occurred. The death benefit proceeds may be paid in a lump sum or under one or more of the payment options set forth in the Policy. (See Payment Options, page 21).

Death  benefit   proceeds  will  be  paid  to  the  surviving   beneficiary   or
beneficiaries specified in the application or as subsequently changed. If no beneficiary is chosen, the proceeds will be paid to the Policyowners estate.

DEATH BENEFIT OPTIONS

The Policy provides two death benefit options, unless the Extended Maturity Rider is in effect, and the Policyowner selects one of the options in the application. The death benefit under either option will never be less than the current Specified Amount of the Policy as long as the Policy remains in force (see Policy Lapse and Reinstatement, page 26).

The minimum initial Specified Amount is currently $50,000. Defined differences, assisted by graphic illustrations are as follows:

OPTION A.

Omitted graph illustrates payout under Death Benefit Option A, specifically by showing the relationships over time, between the Specified Amount and the Accumulation Value.









Death Benefit Option A. Pays a Face Amount of death benefit equal to the Specified Amount or the accumulation value multiplied by the Death Benefit Ratio (as illustrated at Point A) whichever is greater.

Under Option A, the death benefit is the current Specified Amount of the Policy or, if greater, the applicable percentage of accumulation value on the date of death. The applicable percentage is 250% for Insureds with an attained age 40 or younger on the policy anniversary prior to the date of death. For Insureds with an attained age over 40 on that policy anniversary, the percentage declines. For example, the percentage at age 40 is 250%, at age 50 is 185%, at age 60 is 130%, at age 70 is 115%, at age 80 is 105%, and at age 90 is 100%. Accordingly, under Option A the death benefit will remain level at the Specified Amount unless the applicable percentage of accumulation value exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the accumulation value varies. Policyowners who prefer to have favorable investment performance, if any, reflected in higher accumulation value, rather than increased insurance coverage, generally should select Option A.

18     APPLAUSE!

OPTION B.


Omitted graph illustrates payout under Death Benefit  Option B,  specifically by
showing  the   relationships  over  time,  between  the Specified Amount and the
Accumulation Value.











Death  Benefit  Option  B.  Pays  a  Face Amount  of  death benefit equal to the
Specified   Amount   plus  the   Policy's accumulation value or the accumulation
value  multiplied  by the  Death  Benefit Ratio, whichever is greater.

Under Option B, the death benefit is equal to the current Specified Amount plus the accumulation value of the Policy or, if greater, the applicable percentage of the accumulation value on the date of death. The applicable percentage is the same as under Option A: 250% for Insureds with an attained age 40 or younger on the policy anniversary prior to the date of death, and for Insureds with an attained age over 40 on that policy anniversary the percentage declines. Accordingly, under Option B the amount of the death benefit will always vary as the accumulation value varies (but will never be less than the Specified Amount). Policyowners who prefer to have favorable investment performance, if any, reflected in increased insurance coverage, rather than higher accumulation values, generally should select Option B.

EXTENDED MATURITY

If the Extended Maturity Rider is in effect, the Death Benefit will be the Accumulation Value.

CHANGE IN DEATH BENEFIT OPTION. The death benefit option may be changed once per year after the first policy year by sending AVLIC a written request. The effective date of such a change will be the monthly activity date on or following the date the change is approved by AVLIC. A change may have Federal Tax consequences.

If the death benefit option is changed from Option A to Option B, the death benefit after the change will equal the Specified Amount before the change plus the accumulation value on the effective date of the change and will require evidence of insurability before the change is made. If the death benefit option is changed from Option B to Option A, the Specified Amount under Option A after the change will equal the death benefit under Option B on the effective date of change.

No charges will be imposed upon a change in death benefit option, nor will such a change in and of itself result in an immediate change in the amount of a Policy's accumulation value. However, a change in the death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk, which is the amount by which the death benefit that would be payable on a monthly activity date exceeds the accumulation value on that date. Changing from Option B to Option A will generally decrease in the future the net amount at risk, and therefore the cost of insurance charges. Changing from Option A to Option B generally will not change a net amount at risk. Such a change, however, will result in an increase in the cost of insurance charges over time, since the cost of insurance rates increase with the Insured's age. If, however, the change was from Option A to Option B, the cost of insurance rate may be different for the increased death benefit. (See Charges and Deductions, page 27 and Federal Tax Matters, page 34).

CHANGE IN SPECIFIED AMOUNT. Subject to certain limitations, after the first policy year, a Policyowner may increase or decrease the Specified Amount of a Policy. A change in Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which may affect a Policyowner's cost of insurance charge and have Federal Tax consequences. (See Charges and Deductions, page 27 and Federal Tax Matters, page 34).

Any increase or decrease in the Specified Amount will become effective on the monthly activity date on or following the date a written request is approved by AVLIC. The Specified Amount of a Policy may be changed only once per year and AVLIC may limit the size of a change in a policy year. The Specified Amount remaining in force after any requested decrease may not be less than $35,000. In addition, if following the decrease in Specified Amount, the Policy would not comply with the


                                                                APPLAUSE!     19
maximum premium limitations required by Federal Tax Law (See Premiums, page 25), the decrease may be limited or accumulation value may be returned to the Policyowner at the Policyowner's election, to the extent necessary to meet these requirements.

Increases in the Specified Amount will be allowed after the first policy year. For an increase in the Specified Amount, a written supplemental application must be submitted. AVLIC may also require additional evidence of insurability. Although an increase need not necessarily be accompanied by an additional premium, in certain cases an additional premium will be required to effect the requested increase. (See Premiums upon Increases in Specified Amount, page 26). The minimum amount of any increase is $25,000, and an increase cannot be made if the Insured's attained age is over 75. An increase in the Specified Amount will result in certain increased charges, which will be deducted from the accumulation value of the Policy on each monthly activity date. An increase in the Specified Amount may also increase surrender charges. An increase in the Specified Amount during the time the Guaranteed and Extended Guaranteed Death Benefit provision or rider are in effect will increase the respective premium requirements. (See Charges and Deductions, page 27).


METHODS OF AFFECTING INSURANCE PROTECTION

A Policyowner may increase or decrease the pure insurance protection provided by a Policy - the difference between the death benefit and the accumulation value - in several ways as insurance needs change. These ways include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments, and making a partial withdrawal of the Policy's accumulation value. Certain of these changes may have Federal Tax consequences. The consequences of each of these methods will depend upon the individual circumstances.

DURATION OF THE POLICY

The duration of the Policy generally depends upon the accumulation value. The Policy will remain in force so long as the surrender value is sufficient to pay the monthly deduction. (See Charges from Accumulation Value, page 28). Where, however, the surrender value is insufficient to pay the monthly deduction and the grace period expires without an adequate payment by the policyowner, the
Policy will lapse and terminate without value. (See Policy Lapse and Reinstatement, page 26). AVLIC agrees to keep the policy in force during the first three years and provide a Guaranteed Death Benefit so long as the cumulative pro rata monthly minimum Guaranteed Death Benefit premium is paid. AVLIC also offers an Extended Guaranteed Death Benefit rider which extends this benefit up to 30 years. (See Additional Insurance Benefits, page 31)


ACCUMULATION VALUE

The Policy's accumulation value in the Account or the Fixed Account will reflect the investment performance of the chosen Subaccounts of the Account or the Fixed Account, the net premiums paid, any partial withdrawals, and the charges assessed in connection with the Policy. A Policyowner may at any time surrender the Policy and receive the Policy's surrender value. (See Surrenders, page 23). There is no guaranteed minimum accumulation value.

DETERMINATION OF ACCUMULATION VALUE. Accumulation value is determined on each valuation date. On the policy issue date, the accumulation value in a Subaccount will equal the portion of any net premium allocated to the Subaccount, reduced by the portion of the first monthly deductions allocated to that Subaccount. (See Allocation of Premiums and Accumulation Value, page 26). Thereafter, on each valuation date, the accumulation value of a Policy will equal:

(a) The aggregate of the values attributable to the Policy in each of the Subaccounts on the valuation date, determined for each Subaccount by multiplying the Subaccount's unit value by the number of Subaccount units allocated to the Policy; plus

(b)  The value of the Fixed Account; plus

(c) Any accumulation value impaired by policy debt held in the general account; plus

(d)  Any net premiums received on that valuation date; less

(e)  Any partial withdrawal, and its charge, made on that valuation date; less

(f)  Any monthly deduction to be made on that valuation date; less

(g)  Any federal or state income taxes charged against the accumulation value.


20    APPLAUSE!

In computing the Policy's accumulation value, the number of Subaccount units allocated to the Policy is determined after any transfers among Subaccounts, or the Fixed Account, (and deduction of transfer charges) but before any other Policy transactions, such as receipt of net premiums and partial withdrawals, on the valuation date. Because the accumulation value is dependent upon a number of variables, a Policy's accumulation value cannot be predetermined.

THE UNIT VALUE. The unit value of each Subaccount reflects the investment performance of that Subaccount. The unit value of each Subaccount shall be calculated by (i) multiplying the per share net asset value of the corresponding Fund portfolio on the valuation date times the number of shares held by the Subaccount, before the purchase or redemption of any shares on that date; minus
(ii) a charge not exceeding an annual rate of .90% for mortality and expense risk; and (iii) dividing the result by the total number of units held in the Subaccount on the valuation date, before the purchase or redemption of any units on that date. (See Daily Charges Against the Account, page 30).

VALUATION DATE AND VALUATION PERIOD. A valuation date is each day on which the New York Stock Exchange ("NYSE") is open for trading. A valuation period is the period between two successive valuation dates, commencing at the close of the NYSE on each valuation date and ending at the close of the NYSE on the next succeeding valuation date.

BENEFITS AT MATURITY

If the Insured is living, AVLIC will pay the accumulation value of the Policy, less outstanding policy debt, on the maturity date to the Policyowner. The Policy will mature on the policy anniversary nearest the Insured's 95th birthday, if living, unless the maturity has been extended by election of the Extended Maturity Rider.


PAYMENT OF POLICY BENEFITS

Death benefit proceeds under the Policy will usually be paid within seven days after AVLIC receives Satisfactory Proof of Death. Accumulation value benefits will ordinarily be paid within seven days of receipt of a written request. Payments may be postponed in certain circumstances. (See Postponement of Payments, page 31). The Policyowner may decide the form in which the benefits will be paid. During the Insured's lifetime, the Policyowner may arrange for the death benefit proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. Changes must be in writing and will revoke all prior elections. These choices are also available if the Policy is surrendered or matures. If no election is made, AVLIC will pay the benefits in a lump sum. When death benefits are payable in a lump sum and no election for an optional method of payment is in force at the death of the Insured, the beneficiary may select one or more of the optional methods of payment. Further, if the Policy is assigned, any amounts due to the assignee will first be paid in one sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.

PAYMENT OPTIONS. The minimum amount of each payment is $25. If a payment would be less than $25, AVLIC has the right to make payments less often so that the amount of each payment is at least $25. Once a payment option is in effect, the proceeds will be transferred to AVLIC's general account. AVLIC may make other payment options available in the future. For additional information concerning these options, see the Policy itself. The following payment options are currently available:

OPTION AI--INTEREST PAYMENT OPTION. AVLIC will hold any amount applied under this option. Interest on the unpaid balance will be paid or credited each month at a rate determined by AVLIC.

OPTION AII--FIXED AMOUNT PAYABLE OPTION. Each payment will be for an agreed fixed amount. Payments continue until the amount AVLIC holds runs out.

OPTION B--FIXED PERIOD PAYMENT OPTION. Equal payments will be made for any period selected up to 20 years.

OPTION C--LIFETIME PAYMENT OPTION.  Equal monthly payments are based on the life
of  a  named  person.   Payments  will continue for the lifetime of that person.
Variations provide for guaranteed payments for a period of time.

OPTION D--JOINT LIFETIME PAYMENT OPTION. Equal monthly payments are based on the lives of two named persons. While both are living, one payment will be made each month. When one dies, the same payment will continue for the lifetime of the other.


                                                                 APPLAUSE!    21

As an alternative to the above payment options, the proceeds may be paid in any other manner approved by AVLIC. Further, one of AVLIC's affiliates may make payments under the above payment options. If an affiliate makes the payment, it will do so according to the request of the Policyowner using the rules set out above.


POLICY RIGHTS

LOAN BENEFITS

LOAN PRIVILEGES. After the first policy anniversary, the Policyowner may borrow up to 90% of the accumulation value less any surrender charges and any accrued expenses as of the date of the policy loan at regular and, as described below, reduced loan interest rates. Loans usually are funded within seven days after receipt of a written request. The loan may be repaid at any time while the Insured is living, prior to the maturity date. Policyowners in certain states may borrow 100% of the surrender value after deducting interest and policy charges for the remainder of the policy year. Loans may have a tax consequence. (See Federal Tax Matters, page 34).

INTEREST. AVLIC charges interest to Policyowners at regular and reduced rates. After the later of age 55 or the tenth policy anniversary, the Policyowner may borrow each year a limited amount of the accumulation value of the Policy at a reduced interest rate. Interest will accrue on a daily basis at a rate of up to 5% per year. AVLIC is currently charging 4.5% interest on reduced rate loans. The amount available at the reduced rate is 10% of the accumulation value as of the later of age 55 or the 10th policy anniversary (the start date) times the number of years since the start date, increased by the accrued interest charges on the reduced loan amount. Regular loans will accrue interest on a daily basis at a rate of up to 8% per year. AVLIC is currently charging 6.5% on regular loans.

If  unpaid   when   due,   interest   will   be   added  to  the  amount  of the
loan and bear interest at the same rate. The Policyowner earns 4.5% interest on the accumulation values securing the loans.

EFFECT OF POLICY LOANS. When a loan is made, accumulation value equal to the amount of the loan will be transferred from the Account and/or the Fixed Account to the General Account of AVLIC as security for the indebtedness. The accumulation value transferred out of the Account will be allocated among the Subaccounts or the Fixed Account in accordance with the instructions given when the loan is requested. The minimum amount which can remain in a Subaccount or the Fixed Account as a result of a loan is $100. If no instructions are given the amounts will be withdrawn in proportion to the various accumulation values in the Subaccounts or the Fixed Account. If loan interest is not paid when due in any policy year, on the policy anniversary thereafter, AVLIC will loan the interest and allocate the amount transferred to secure the excess indebtedness among the Subaccounts and the Fixed Account as set out just above. No charge will be imposed for these transfers. A policy loan will permanently affect the accumulation value of a Policy, and may permanently affect the amount of the Death Benefits, even if the loan is repaid.

Interest earned on amounts held in the general account will be allocated to the Subaccounts and the Fixed Account on each policy anniversary in the same proportion that net premiums are being allocated to those Subaccounts and the Fixed Account at the time. Upon repayment of indebtedness, the portion of the repayment allocated in accordance with the repayment of indebtedness provision (see below) will be transferred to increase the accumulation value in that Subaccount or the Fixed Account.

OUTSTANDING POLICY DEBT. The outstanding policy debt equals the total of all policy loans and accrued interest on policy loans. If the policy debt exceeds the accumulation value less any surrender charge and any accrued expenses, the Policyowner must pay the excess. AVLIC will send a notice of the amount which must be paid. If the Policyowner does not make the required payment within the 61 days after AVLIC sends the notice, the Policy will terminate without value. Should the policy lapse while policy loans are outstanding the portion of the loans attributable to earnings will become taxable. A policyowner may lower the risk of a policy lapsing while loans are outstanding as a result of a reduction in the market value of investments in the various subaccounts by investing in a diversified group of lower risk investment portfolios and/or transferring the funds to the fixed account and receiving a guaranteed rate of return. Should a substantial reduction be experienced, the policyowner may need to lower anticipated withdrawals and loans, repay loans, make additional premium payments, or take other action to avoid policy lapse. A lapsed Policy may later be reinstated. (See Policy Lapse and Reinstatement, page 26).

22    APPLAUSE!

REPAYMENT OF INDEBTEDNESS. Unscheduled premiums paid while a policy loan is outstanding are treated as repayment of indebtedness only if the Policyowner so requests. As indebtedness is repaid, the accumulation value in the general account securing the indebtedness repaid will be allocated among the Subaccounts and the Fixed Account in the same proportion that net premiums are being allocated at the time of repayment.


SURRENDERS

At any time during the lifetime of the Insured and prior to the maturity date, the Policyowner may partially withdraw or totally surrender the Policy by sending a written request to AVLIC. The amount available for surrender is the surrender value at the end of the valuation period during which the surrender request is received at AVLIC's Home Office. Surrenders will generally be paid within seven days of receipt of the written request. (See Postponement of Payments, page 31). Surrenders may have tax consequences. (See Tax Treatment of Policy Proceeds, page 35).

TOTAL SURRENDERS. If the Policy is being totally surrendered, the Policy itself must be returned to AVLIC along with the request. AVLIC will pay the surrender value. Coverage under the Policy will terminate as of the date of a total surrender. A Policyowner may elect to have the amount paid in a lump sum or under a payment option. (See Payment Options, page 21).


PARTIAL WITHDRAWALS

Partial withdrawals are irrevocable. During policy years 1-5 a partial withdrawal may be obtained if the accumulation value is at least three times the annual Guaranteed Death Benefit premiums. The amount of a partial withdrawal may not exceed the surrender value on the date the request is received and may not be less than $500. The surrender value after a partial withdrawal must be at least $1,000 and further during policy years 1-5 the accumulation value after surrender must equal two times the annual Guaranteed Death Benefit Premium.

The amount paid will be deducted from the Subaccounts or the Fixed Account according to the instructions of the Policyowner when the withdrawal is requested, provided that the minimum amount remaining in a Subaccount as a result of the allocation is $100. If no instructions are given, the amounts will be withdrawn in proportion to the various accumulation values in the Subaccounts and/or Fixed Account.

The Death Benefit will be reduced by the amount of any partial withdrawal and may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection under the Policy. (See Monthly Deduction - Cost of Insurance, page 28; Death Benefit Options-Methods of Affecting Insurance Protection, page 20). If Option B is in effect, the Specified Amount will not change, but the accumulation value will be reduced.

The Specified Amount remaining in force after a partial withdrawal may not be less than $35,000. Any request for a partial withdrawal that would reduce the Specified Amount below this amount will not be implemented. A fee not to exceed the lesser of $50.00 or 2% of the amount withdrawn is deducted from each partial withdrawal amount paid. Currently, the charge is the lesser of $25 or 2% of the amount withdrawn. (See Partial Withdrawal Charge, page 30).


TRANSFERS

Accumulation value may be transferred among the Subaccounts of the Account and to the Fixed Account as often as desired. The transfers may be ordered in person, by mail or by telephone. The total amount transferred each time must be at least $250, or the balance of the Subaccount, if less. The minimum amount that may remain in a Subaccount or the Fixed Account after a transfer is $100. One hundred percent of the amount deposited plus interest thereon may be transferred out of the Fixed Account during the 30-day period following the yearly policy anniversary date.

The first fifteen transfers per policy year will be permitted free of charge. Thereafter, a transfer charge of $10 may be imposed each additional time amounts are transferred. This charge will be deducted pro rata from each Subaccount (and, if applicable, the Fixed Account) in which the Policyowner is invested. (See Transfer Charge, page 29). Transfers resulting from policy loans or exercise of the exchange privilege will not be subject to a transfer charge and will not be counted towards the fifteen free transfers per policy year. AVLIC may at any time revoke or modify the transfer privilege, including the minimum amount transferable.

The privilege to initiate transactions by telephone will be made available to Policyowners automatically. AVLIC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, AVLIC may

                                                                APPLAUSE!     23
be liable for any losses due to unauthorized or fraudulent instructions. The procedures AVLIC follows for transactions initiated by telephone include, but are not limited to, requiring the Policyowner to provide the policy number at the time of giving transfer instructions; AVLIC's tape recording of all telephone transfer instructions; and the provision, by AVLIC, of written confirmation of telephone transactions.

Transfers may be subject to additional restrictions at the fund level. Specifically, fund managers may have the right to refuse sales, or suspend or terminate the offering of portfolio shares, if they determine that such action is necessary in the best interests of the portfolio's shareholders. If a fund manager refuses a transfer for any reason, the transfer will not be allowed. AVLIC will not be able to process the transfer if the fund manager refuses.

SYSTEMATIC PROGRAMS

AVLIC  may  offer  systematic   programs  as  discussed   below.   Transfers  of
Accumulation Value made pursuant to these programs will be counted in determining whether the transfer fee applies. Lower minimum amounts may be allowed to transfer as part of a systematic program. There is no separate charge for participation in these programs at this time. All other normal transfer restrictions, as described above, apply. The Fixed Account can not be used in any systematic program.

PORTFOLIO REBALANCING. Under the Portfolio Rebalancing program, the Owner can instruct AVLIC to allocate Accumulation Value among the Subaccounts of the Account, on a systematic basis, in accordance with allocation instructions specified by the Owner.

DOLLAR COST AVERAGING. Under the Dollar Cost Averaging program, the owner can instruct AVLIC to automatically transfer, on a systematic basis, a predetermined amount or percentage specified by the Owner from any one Subaccount to any Subaccount(s) of the Separate Account.

EARNINGS SWEEP. Permits systematic redistribution of earnings among Subaccounts.

The Owner can request participation in the available programs when purchasing the Policy or at a later date. The Owner can change the allocation percentage or discontinue any program by sending written notice or calling the Home Office. Other scheduled programs may be made available. AVLIC reserves the right to modify, suspend or terminate such programs at any time. Use of Systematic Programs may not be advantageous, and does not guarantee success.


REFUND PRIVILEGE

The Policyowner may cancel the Policy within 10 days after the Policyowner receives it, within 10 days after AVLIC delivers a notice of the Policyowners right of cancellation, or within 45 days of completing Part I of the application, whichever is later. If a Policy is cancelled within this time period the refund will be the greater of the premium paid or the premium paid adjusted by investment gains or losses.

To cancel the Policy, the Policyowner should mail or deliver it to AVLIC at the Home Office. A refund of premiums paid by check may be delayed until the check has cleared the Policyowner's bank. (See Postponement of Payments, page 31).


EXCHANGE PRIVILEGE

During the first 24 policy months after the policy date of the Policy, the Policyowner may exchange the Policy for a flexible premium adjustable life insurance policy approved for exchange and issued by AVLIC or an affiliate. No new evidence of insurability will be required.

The policy date, issue age and risk classification for the Insured will be the same under the new Policy as under the old. In addition, the policy provisions and applicable charges for the new Policy and its riders will be based on the same policy date and issue age as under the Policy. Accumulation values for the exchange and payments will be established after making adjustments for investment gains or losses and after recognizing variance, if any, between payment or charges, dividends or accumulation values under the flexible contract and under the new Policy. The Policyowner may elect either the same Specified Amount or the same net amount at risk for the new Policy as under the old.


24     APPLAUSE!

To make the change, the Policy, a completed application for exchange and any required payment must be received by AVLIC. The exchange will be effective on the valuation date when all financial and contractual arrangements for the new Policy have been completed.

PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

Individuals wishing to purchase a Policy must complete an application and submit it to AVLIC's Home Office (One Ameritas Way, 5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501). A Policy will generally be issued only to individuals 80 years of age or less on their nearest birthday who supply satisfactory evidence of insurability to AVLIC. AVLIC may, at its sole discretion, issue a Policy to an individual above the age of 80. Acceptance is subject to AVLIC's underwriting rules, and AVLIC reserves the right to reject an application for any reason.

The policy date is the effective date of coverage for all coverage applied for in the original application. The policy date is used to determine policy anniversary dates, policy years and policy months. The policy date and the issue date will be the same unless: 1) an earlier policy date is specifically requested, or 2) when additional premiums or application amendments are needed. When there are additional requirements before issue (see below) the policy date will be when it is sent for delivery and the issue date will be the date the requirements are met.

The issue date is the date that all financial, contractual and administrative requirements have been met and processed for the Policy. When all required premiums and application amendments have been received by AVLIC in its Home Office, the issue date will be the date the Policy is mailed to the Policyowner or sent to the agent for delivery to the Policyowner. When application amendments or additional premiums need to be obtained upon delivery of the Policy, the issue date will be when the policy receipt and Federal Funds are received; and the application amendments are received and reviewed in AVLIC's Home Office. The initial premium payment will be allocated to the Money Market Portfolio of the Variable Products Insurance Fund, as of the issue date, for 13 days. After the expiration of the refund period, the accumulation value will be allocated to the Subaccounts or the Fixed Account as selected by the Policyowner.

Interim conditional insurance coverage may be issued prior to the policy date, provided that certain conditions are met, upon the completion of an application and the payment of a specified amount at the time of the application. The amount of the interim coverage is limited to the smaller of; (a) the amount of insurance applied for, (b) $100,000, or (c) $25,000 if the proposed Insured is under age 10 or over age 60 at his nearest birthday.


PREMIUMS

No insurance will take effect before the initial premium is received by AVLIC in Federal Funds. The initial premium must be at least 1/12 of the first year Guaranteed Death Benefit Premium, including any riders and any substandard risk adjustment, times the number of months between the policy date and the issue date, plus one. Subsequent premiums are payable at AVLIC's Home Office. The Directors and employees of AVLIC and its affiliates may purchase this Policy in transactions that involve lower sales costs to AVLIC. In those instances the initial sales load, the contingent deferred sales load, and/or initial premium may be lowered. In no event will this be permitted where it will be unfairly discriminatory to any person. Subject to certain limitations, a Policyowner has flexibility in determining the frequency and amount of premiums. However, unless the Policyowner has paid sufficient premiums to pay the cost of insurance, the monthly maintenance and mortality and expense risk charges, the Policy may have a zero surrender value and lapse. AVLIC agrees to keep the Policy in force during the first three years and provide a Guaranteed Death Benefit so long as the cumulative prorated monthly minimum Guaranteed Death Benefit Premium is paid even though, in certain instances, these minimum premiums will not, after the payment of monthly insurance and administrative charges, generate positive surrender values during the first several policy months. AVLIC also offers an Extended Guaranteed Death Benefit rider which extends this benefit up to 30 years. (See Additional Insurance Benefits (Riders), page 31).

PLANNED PERIODIC PREMIUMS. At the time the Policy is issued each Policyowner may determine a planned periodic premium schedule that provides for the payment of level premiums at selected intervals. The planned periodic premium schedule may include the Guaranteed Death Benefit Premium and/or the Extended Guaranteed Death Benefit Premium. The Policyowner is not required to pay premiums in accordance with this schedule. The Policyowner has considerable flexibility to alter the

                                                                APPLAUSE!     25
amount and frequency of premiums paid. AVLIC does reserve the right to limit the number and amount of additional or unscheduled premium payments.

Policyowners can also change the frequency and amount of planned periodic premiums by sending a written request to the Home Office, although AVLIC reserves the right to limit any increase. Premium payment notices will be sent annually, semi-annually or quarterly, depending upon the frequency of the planned periodic premiums. Payment of the planned periodic premiums does not guarantee that the Policy remains in force unless the Guaranteed Death Benefit provision and/or the Extended Guaranteed Death Benefit Rider is in effect. Instead, the duration of the Policy depends upon the Policy's surrender value. (See Duration of the Policy, page 20). Unless the Guaranteed Death Benefit or Extended Guaranteed Death Benefit provisions are in effect, even if planned periodic premiums are paid by the Policyowner, the Policy will lapse any time surrender value is insufficient to pay certain monthly charges, and a grace period expires without a sufficient payment. (See Policy Lapse and Reinstatement, page 26).

PREMIUM  LIMITATIONS.  In no event  may the  total of all  premiums  paid,  both
planned  and  unscheduled,   exceed  the  current  maximum  premium  limitations
established by federal tax laws.

If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, AVLIC will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by law. AVLIC may require additional evidence of insurability if any premium payment would result in an increase in the Policy's net amount at risk on the date the premium is received.

PREMIUMS UPON INCREASES IN SPECIFIED AMOUNT. Depending upon the accumulation value of the Policy at the time of an increase in the Specified Amount of the Policy and the amount of the increase requested by the Policyowner, an additional premium payment may be required. AVLIC will notify the Policyowner of any premium required to fund the increase, this required premium must be made as a single payment. The accumulation value of the Policy will be immediately increased by the amount of the payment, less the applicable premium charge.


ALLOCATION OF PREMIUMS AND ACCUMULATION VALUE

ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Policyowner allocates net premiums to one or more Subaccounts of the Account and/or to the Fixed Account. Allocations must be whole number percentages and must total 100%. The allocation for future net premiums may be changed without charge by providing proper notification to the Home Office. If there is any outstanding policy debt at the time of a payment, AVLIC will treat the payment as a premium payment unless otherwise instructed in proper written notice.

The initial premium payment will be allocated to the Money Market portfolio of the Variable Insurance Products Fund, as of the issue date, for 13 days. Thereafter, the accumulation value will be allocated to the Subaccounts or the Fixed Account as selected by the Policyowner. Premium payments received by AVLIC prior to the issue date are held in the general account until the issue date and are credited with interest at a rate determined by AVLIC for the period from the date the payment has been converted into Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve
Bank) that are available to AVLIC. In no event will interest be credited prior to the policy date.

ACCUMULATION VALUE. The value of the Subaccounts of the Separate Account will vary with the investment performance of these Subaccounts and the Policyowner bears the entire investment risk. This will affect the Policy's accumulation value, and may affect the death benefit as well. Policyowners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.


POLICY LAPSE AND REINSTATEMENT

LAPSE. Unlike conventional life insurance policies, the failure to make a planned periodic premium payment will not itself cause the Policy to lapse. Lapse will occur when the surrender value (the accumulation value less debt, deferred sales and administrative charges, and accrued expense charges) is insufficient to cover the monthly deduction and a grace period expires without a sufficient payment unless the Guaranteed Death Benefit provision or Extended Death Benefit rider are in

26     APPLAUSE!

effect. The grace period is 61 days from the date AVLIC mails a notice that the grace period has begun. AVLIC will notify the Policyowner at the beginning of the grace period by mail addressed to the last known address on file with AVLIC. The notice will specify the premium required to keep the Policy in force. Failure to pay the required amount within the grace period will result in lapse of the Policy. If the Insured dies during the grace period, any overdue monthly deductions and outstanding policy debt will be deducted from the proceeds.

If the surrender value is insufficient to cover the monthly deduction, the policyowner must pay a premium during the grace period sufficient to cover the monthly deductions and premium charges for the three policy months after commencement of the grace period to avoid lapse. (See Charges and Deductions, page 27).

REINSTATEMENT. A lapsed Policy may be reinstated any time within three years (five years in Missouri) after the end of the grace period, but before the maturity date. Reinstatement will be effected based on the Insured's underwriting classification at the time of the reinstatement.

Reinstatement is subject to the following:
a. Evidence of insurability of the Insured satisfactory to AVLIC (including evidence of insurability of any person covered by a rider to reinstate the rider);

b. Any policy debt will be reinstated with interest due and accrued;

c. The Policy cannot be reinstated if it has been surrendered for its full surrender value;

d. If the reinstatement occurs during the first three years, the minimum premium required is the amount necessary to meet the pro rata monthly requirement of the Guaranteed Death Benefit premium as of the date of reinstatement as if the Policy had not lapsed;

e. If the reinstatement occurs after the first three years, the minimum premium required is the greater of:

   (1) the amount necessary to raise the surrender value as of the date of reinstatement to equal to or greater than zero; or

   (2) the amount necessary to pay sales load and premium tax on the premium paid and monthly policy deductions for the next three policy months.

The amount of accumulation value on the date of reinstatement will be equal to the amount of the surrender value on the date of lapse, increased by the premium paid at reinstatement, less the premium charges and the amounts stated above, plus that part of the deferred sales load (i.e., surrender charge) which would apply if the Policy were surrendered on the date of reinstatement. The last addition to the accumulation value is designed to avoid duplicate surrender charges. The original policy date, and the dates of increases in the Specified Amount (if applicable), will be used for purposes of calculating the surrender charge. If any policy debt was reinstated, that debt will be held in AVLIC's General Account. Accumulation value calculations will then proceed as described under "Accumulation Value" on page 20.

The effective date of reinstatement will be the first monthly activity date on or next following the date of approval by AVLIC of the application for reinstatement.


CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate  AVLIC for:
(1) providing the insurance benefits set forth in the Policy and any optional insurance benefits added by rider; (2) administering the Policy; (3) assuming certain risks in connection with the Policy; and (4) incurring expenses in distributing the Policy. The nature and amount of these charges are described more fully below.

DEDUCTIONS FROM PREMIUM PAYMENT

SALES CHARGE. AVLIC deducts a sales charge, generally called the "sales load," of 5% from each payment to reimburse AVLIC for the cost of selling the Policy. This cost includes agents' commissions, the printing of Prospectuses and sales literature, and advertising.


                                                                APPLAUSE!     27

There are two types of sales loads under the Policy. The first, just described, is the front-end sales load, which will be deducted from each premium payment upon receipt prior to allocation of net premium to the Account or the Fixed Account. The second, a contingent deferred sales load which is part of the surrender charge, will reduce the assets in the Account and the Fixed Account attributable to the Policy in the event of surrender if surrendered before the 15th policy year.

The sales charges in any Policy year are not necessarily related to actual distribution expenses incurred in that year. Instead, AVLIC expects to incur the majority of distribution expenses in the early Policy years and to recover amounts to pay such expenses over the life of the Policy. To the extent that sales and distribution expenses exceed sales loads (both front-end and deferred) in any year, AVLIC will pay them from its other assets or surplus in its General Account, which include amounts derived from mortality and expense risk charges, and other charges made under the Policy. AVLIC believes that this distribution financing arrangement will benefit the Account and the Policyowners.

PREMIUM TAXES. A deduction of 2.5% of the premium will be made from each premium payment to pay state premium taxes. The deduction represents an amount AVLIC considers necessary to pay all premium taxes imposed by the states and their subdivisions. AVLIC does not expect to derive a profit from the premium tax charge.


CHARGES FROM ACCUMULATION VALUE

MONTHLY DEDUCTION. Charges will be deducted as of the policy date and on each monthly activity date thereafter from the accumulation value of the Policy to compensate AVLIC for administrative expenses and insurance provided. These charges will be allocated among the Subaccounts, and the Fixed Account on a pro rata basis. Each of these charges is described in more detail below.

MAINTENANCE CHARGE. To compensate AVLIC for the ordinary administrative expenses expected to be incurred in connection with a Policy, the monthly deduction includes a $9.00 per policy charge (currently $9.00 the first year and $4.50 during each year thereafter). This maintenance charge is levied throughout the life of the Policy and is guaranteed not to increase above $9.00 per month. AVLIC does not expect to make any profit from the monthly maintenance charge.

COST OF INSURANCE. Because the cost of insurance depends upon several variables, the cost for each policy month can vary from month to month. AVLIC will determine the monthly cost of insurance charges by multiplying the applicable cost of insurance rate by the net amount at risk for each policy month. The net amount at risk on any monthly activity date is the amount by which the death benefit which would have been payable on that monthly activity date exceeds the accumulation value on that date.

COST OF INSURANCE RATE. The annual cost of insurance rate is based on the Insured's sex, attained age, policy duration, specified amount, and risk class. The rate will vary if the Insured is a smoker, non-smoker, a preferred non-smoker or is considered a substandard risk and rated with a tabular extra rating. For the initial Specified Amount, the cost of insurance rate will not exceed those shown in the Schedule of Guaranteed Annual Cost of Insurance Rates shown in the schedule pages of the Policy. These guaranteed rates are based on the Insured's age nearest birthday and are equal to the 1980 Insurance Commissioners Standard Ordinary Smoker and Non-Smoker, Male and Female Mortality Tables. The current rates range between 40% and 100% of the rates based on the 1980 Commissioners Standard Ordinary Tables, based on AVLIC's own mortality experience. Policies issued on a unisex basis are based upon the 1980 Insurance Commissioners Standard Ordinary Table B assuming 80% male and 20% female lines. The cost of insurance rates, surrender charges, and payment options for policies issued in Massachusetts, Montana and certain other states are on a sex-neutral (unisex) basis. Any change in the cost of insurance rates will apply to all persons of the same age, sex, Specified Amount and risk class and whose policies have been in effect for the same length of time.

If the underwriting class for any increase in the Specified Amount or for any increase in death benefit resulting from a change in death benefit option from A to B is not the same as the underwriting class at issue, the cost of insurance rate used after such increase will be a composite rate based upon a weighted average of the rates of the different underwriting classes. Decreases will also be reflected in the cost of insurance rate as discussed earlier.

The actual charges made during the policy year will be shown in the annual report delivered to Policyowners.

RATE CLASS. The rate class of an Insured may affect the cost of insurance rate. AVLIC currently places Insureds into both standard rate classes and substandard classes that involve a higher mortality risk. In an otherwise identical policy, an Insured

28     APPLAUSE!

in the standard rate class will have a lower cost of insurance than an Insured in a rate class with higher mortality risks. If a Policy is rated at issue with a tabular extra rating, the guaranteed rate is a multiple of the guaranteed rate for a standard issue. This multiple factor is shown in the Schedule of Benefits in the Policy, and may be from 1.5 to 5 times the guaranteed rate for a standard issue.

Insureds may also be assigned a flat extra rating to reflect certain additional risks. The flat extra rating will not impact the cost of insurance rate but 1/12 of any flat extra cost will be deducted as part of the monthly deduction on each monthly activity date.


SURRENDER CHARGE

If a policy is surrendered prior to the 15th anniversary, AVLIC will assess a surrender charge based upon percentages of the premiums actually paid in policy years 1 and 2 and a charge per $1,000 of insurance issued based upon sex, age, and smoking habits.

The total surrender charge is made up of two parts, the Contingent Deferred Administrative Charge and Contingent Deferred Sales Charge. AVLIC will assess surrender charges on increases in Specified Amount based on Contingent Deferred Administrative Charges.

The Contingent Deferred Sales Charge will be based upon the actual premiums received the first two policy years up to a maximum of $12 per $1,000 of insurance. It will be calculated as 25% of the premiums received up to the Guaranteed Death Benefit Premium plus 5% of the premiums received in excess of the Guaranteed Death Benefit Premium.

The Contingent Deferred Administrative Charge is an amount per $1,000 of insurance that varies by issue age and sex. It is 70% of the Guaranteed Death Benefit Premium not to exceed $28 per $1,000 of insurance.

The surrender charge remains level in policy years three through five and will equal the surrender charge at the end of year 2 and then grades to 0% in year fifteen based upon the following schedule.

      Policy Year         Percent of Surrender             Policy Year            Percent of Surrender
                          Charge maximum that                                     Charge maximum that
                          will apply during                                       will apply during
                             policy year                                              policy year
     --------------     ---------------------             --------------         ----------------------
        1 thru 5                 100%                          11                         40%
            6                     90%                          12                         30%
            7                     80%                          13                         20%
            8                     70%                          14                         10%
            9                     60%                          15                          0%
           10                     50%


No surrender charge will be assessed upon decreases in the Specified Amount of the Policy or partial withdrawals of accumulation value.

Because  the  surrender   charge  may  be  significant   upon  early  surrender,
prospective Policyowners should purchase a Policy only if they do not intend to surrender the Policy for a substantial period.

TRANSFER CHARGE. A transfer charge of $10.00 (guaranteed not to increase) may be imposed for each additional transfer among the Subaccounts after fifteen per policy year to compensate AVLIC for the costs of effecting the transfer. Since the charge reimburses AVLIC for the cost of effecting the transfer only, AVLIC does not expect to make any profit from the transfer charge. This charge will be deducted pro rata from each Subaccount (and, if applicable, the Fixed Account) in which

                                                                 APPLAUSE!    29
the Policyowner is invested. The transfer charge will not be imposed on transfers that occur as a result of policy loans or the exercise of exchange rights.

PARTIAL WITHDRAWAL CHARGE. A charge currently not greater than the lesser of $25 or 2% of the amount withdrawn (guaranteed not to be greater than the lesser of $50 or 2% of the amount withdrawn) will be imposed for each partial withdrawal to compensate AVLIC for the administrative costs in effecting the requested payment and in making necessary calculations for any reductions in Specified Amount which may be required by reason of the partial withdrawal. No Surrender Charge is assessed on a partial withdrawal and a partial withdrawal charge is not assessed when a Policy is surrendered.


DAILY CHARGES AGAINST THE ACCOUNT

A daily charge will be deducted from the value of the net assets of the Account to compensate AVLIC for mortality and expense risks assumed in connection with the Policy. This daily charge from the Account is currently at the rate of 0.002466% (equivalent to an annual rate of 0.90%) for policy years 1-20 and at the rate of 0.001781% (equivalent to an annual rate of 0.65%) for the years thereafter, and will not exceed .90% of the average daily net assets of the Account. The daily charge will be deducted from the net asset value of the Account, and therefore the Subaccounts, on each valuation date. Where the previous day or days was not a valuation date, the deduction on the valuation date will be 0.002466% (or 0.001781%, if applicable) multiplied by the number of days since the last valuation date. No mortality and expense charges will be deducted from the amounts in the Fixed Account.

AVLIC believes that this level of charge is within the range of industry practice for comparable flexible premium variable universal life policies.

The mortality risk assumed by AVLIC is that Insureds may live for a shorter time than assumed, and that an aggregate amount of death benefits greater than that assumed accordingly will be paid. The expense risk assumed is that expenses incurred in issuing and administering the policies will exceed the administrative charges provided in the policies.

In addition to the charges against the account described just above, management fees and expenses will be assessed by FMR, Alger, and MFS against the amounts invested in the various portfolios. No portfolio fees will be assessed against amounts placed in the Fixed Account.

AVLIC may receive administrative fees from the investment advisers of certain funds.

TAXES. Currently, no charge is made against the Account for federal, state or local income taxes. AVLIC may, however, make such a charge in the future if income or gains within the Account will incur any federal, or any significant state or local income tax liability, or if the federal, state or local tax treatment of AVLIC changes. Charges for such taxes, if any, would be deducted from the Account and/or the Fixed Account. (See Federal Tax Matters, page 34).


GENERAL PROVISIONS

THE CONTRACT. The Policy, the application, any supplemental applications, and any riders, amendments or endorsements make up the entire contract. Only the President, Vice President, Secretary or Assistant Secretary can modify the Policy. Any changes must be made in writing, and approved by AVLIC. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Policy or to waive any of its provisions. The rights and benefits under the Policy are summarized in this prospectus; however prospectus disclosure regarding the policy is qualified in its entirety by the policy itself, a copy of which is available upon request from AVLIC.

CONTROL OF POLICY. The Policyowner is as shown in the application or subsequent written endorsement. Subject to the rights of any irrevocable beneficiary and any assignee of record, all rights, options, and privileges belong to the Policyowner, if living; otherwise to any successor-owner or owners, if living; otherwise to the estate of the last owner to die.

BENEFICIARY. Policyowner may name both primary and contingent beneficiaries in the application. Payments will be shared equally among beneficiaries of the same class unless otherwise stated. If a beneficiary dies before the Insured, payments will be made to any surviving beneficiaries of the same class; otherwise to any beneficiary(ies) of the next class; otherwise to the owner; otherwise to the estate of the owner.


30     APPLAUSE!

CHANGE OF BENEFICIARY. The Policyowner may change the beneficiary by written request at any time during the Insured's lifetime unless otherwise provided in the previous designation of beneficiary. The change will take effect as of the date the change is recorded at the Home Office. AVLIC will not be liable for any payment made or action taken before the change is recorded.

CHANGE OF OWNER OR ASSIGNMENT. In order to change the owner of the Policy or assign Policy rights, an assignment of the Policy must be made in writing and filed with AVLIC at its Home Office. The change will take effect as of the date the change is recorded at the Home Office, and AVLIC will not be liable for any payment made or action taken before the change is recorded. Payment of proceeds is subject to the rights of any assignee of record. A collateral assignment is not a change of ownership.

PAYMENT OF PROCEEDS. The proceeds are subject first to any indebtedness to AVLIC and then to the interest of any assignee of record. The balance of any death benefit proceeds shall be paid in one sum to the designated beneficiary unless an Optional Method of Payment is selected. If no beneficiary survives the Insured, the proceeds shall be paid in one sum to the Policyowner, if living; otherwise to any successor-owner, if living; otherwise to the Policyowner's estate. Any proceeds payable on the Maturity Date or upon full surrender shall be paid in one sum unless an Optional Method of Payment is elected.

INCONTESTABILITY. The Policy or reinstated Policy is incontestable after it has been in force for two years from the policy date (or reinstatement effective date) during the lifetime of the Insured. An increase in the Specified Amount or addition of a rider after the policy date shall be incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. However, this two year provision shall not apply to riders that provide disability or accidental death benefits.

MISSTATEMENT OF AGE OR SEX. If the age or sex of the Insured or any person insured by rider has been misstated, the amount of the death benefit will be adjusted. The death benefit will be adjusted in proportion to the correct and incorrect cost of insurance rates.

SUICIDE. Suicide within two years of the policy date is not covered by the Policy unless otherwise provided by a state's Insurance law. If the Insured, while sane or insane, commits suicide within two years after the policy date, AVLIC will pay only the premiums received less any partial withdrawals, the cost for riders and any outstanding policy debt. If the Insured, while sane or insane, commits suicide within two years after the effective date of any increase in the Specified Amount, AVLIC's liability with respect to such increase will only be its total cost of insurance applied to the increase. The laws of Missouri provide that death by suicide at any time is covered by the Policy, and further that suicide by an insane person may be considered an accidental death.

POSTPONEMENT OF PAYMENTS. Payment of any amount upon complete surrender, partial withdrawal, policy loans, benefits payable at death or maturity, and transfers may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;
(ii) the Commission by order permits postponement for the protection of Policyowners; (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets; or (iv) surrenders, loans or partial withdrawals from the Fixed Account may be deferred for up to 6 months from the date of written request. Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Policyowner's bank.

ADDITIONAL INSURANCE BENEFITS (RIDERS). Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. All riders are not available in all states. The cost, if any, of additional insurance benefits will be deducted as part of the monthly deduction. (See Charges From Accumulation Value - Monthly Deduction, page 28).

ACCELERATED BENEFIT RIDER FOR TERMINAL ILLNESS (LIVING BENEFIT RIDER). Upon satisfactory proof of terminal illness after the two-year contestable period, (no waiting period in certain states) AVLIC will accelerate the payment of up to 50% of the lowest scheduled death benefit as provided by eligible coverages, less an amount up to two guideline level premiums. Future premium allocations after the payment of the benefit must be allocated to the Fixed Account. Payment will not be made for amounts less than $4,000 or more than $250,000 on all policies issued by AVLIC or its affiliates. AVLIC may charge the lesser of 2% of the benefit or $50 as a withdrawal charge to cover the costs of administration.

Satisfactory proof of terminal illness must include a written statement from a licensed physician who is not related to the Insured or the Policyowner stating that the Insured has a non-correctable medical condition that, with a reasonable degree of medical certainty, will result in the death of the Insured in less than 12 months (6 months in certain states) from the physician's statement. Further, the condition must first be diagnosed while the Policy was in force.


                                                                APPLAUSE!     31

The accelerated benefit first will be used to repay any outstanding policy loans and unpaid loan interest, and will also affect future loans, partial withdrawals, and surrenders. The accelerated benefit will be treated as a lien against the policy death benefit and will thus reduce the proceeds payable on the death of the Insured. There is no extra premium for this rider.

ACCIDENTAL DEATH BENEFIT RIDER. Provides additional insurance if the Insured's death results from accidental death, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by AVLIC that death resulted directly and independently of all other causes from accidental bodily injuries incurred before the rider terminates and within 91 days after such injuries were incurred.

TERM RIDER FOR COVERED INSURED. Provides the Specified Amount of insurance to the beneficiary upon receipt of satisfactory proof of death of any Covered Insured, as defined in the rider. This rider is not available if the Extended Guaranteed Death Benefit rider is chosen.

CHILDREN'S PROTECTION RIDER. Provides for term insurance on the Insured's children, as defined in the rider. Under the terms of the rider, the death benefit will be payable to the named beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be considered paid up for the term of the rider.

EXTENDED GUARANTEED DEATH BENEFIT RIDER. Provides that, as long as the cumulative Extended Guaranteed Death Benefit premiums are paid during the guarantee period, the Policy will stay in force and the Specified Amount of the Policy will be paid upon death even though the surrender value of the Policy is zero or less.

The length of the guarantee period for various issue ages is as follows: issue ages 0-35 - 30 years; issue ages 36-55-to age 65; and issue ages 56-65 - 10 years. The rider will not be issued on policies for persons over 65 or rated as a substandard risk.

The annual premium for the Extended Guaranteed Death Benefit Rider will equal the Guaranteed Death Benefit premium for nonsmokers taking Death Benefit Option A under the Policy. A higher premium will be required for smokers and/or persons taking Policy Option B. If the required premium exceeds the IRS guideline level premium, the rider cannot be issued. The required annual premium will be adjusted by changes in the Specified Amount, changes in death benefit options or changes in riders.

Partial withdrawals and any outstanding policy debt are subtracted from premiums paid in determining if cumulative monthly pro rata extended Guaranteed Death
Benefit premiums have been paid. Further, the Policy will terminate if the policy loan exceeds the surrender value even if the cumulative premiums have been paid.

GUARANTEED INSURABILITY RIDER. Provides that the Policyowner can purchase additional insurance for the Insured by increasing the Specified Amount of the Policy at certain future dates without evidence of insurability.

DISABILITY BENEFIT PAYMENT RIDER. Provides for the payment of a disability benefit in the form of premiums by AVLIC while the Insured is disabled. The premium payments provided will equal the policy's initial Guaranteed Death Benefit premium. In addition, while the Insured is totally disabled, the cost of insurance for the rider will not be deducted from the Policy's accumulation value.

PAYOR DISABILITY RIDER. Provides for the payment of a disability benefit in the form of premiums by AVLIC while the Covered Person specified in the rider is totally disabled, as defined in the rider. The premium payments provided will equal the policy's initial Guaranteed Death Benefit premium. In addition, while the Covered Person is totally disabled, the cost of insurance for the rider will not be deducted from the Policy's accumulation value.

EXTENDED MATURITY RIDER. This rider may be elected by submitting a written request to AVLIC during the 90 days prior to Maturity Date. If elected, as long as the Surrender Value is greater than zero, the policy will remain in force for purposes of providing a benefit at the time of the Insured's death. Once this rider becomes effective, no further premium payments will be accepted, and no monthly charges will be made for cost of insurance, riders or flat extra rating. All other policy provisions not specifically noted herein will remain in effect while the policy continues in force. Interest on policy loans will continue to accrue and become part of the policy debt. This rider does not extend the Maturity Date for purposes of determining benefits under any other riders. Death Benefit Proceeds are payable to the beneficiary.

There is no extra premium for this rider. This rider is not available in all states.

The Internal Revenue Service has not issued a ruling regarding the tax consequences of this rider.

32     APPLAUSE!

REPORTS AND RECORDS. AVLIC will maintain all records relating to the Account and will mail to the Policyowner, at the last known address of record, within 30 days after each policy anniversary, an annual report which shows the current accumulation value, surrender value, death benefit, premiums paid, outstanding policy debt and other information. The Policyowner will also be sent a periodic report for the Funds and a list of the portfolio securities held in each portfolio of the Funds.


EXCHANGE OFFER

On June 13, 1990, the Securities and Exchange Commission, after application by Ameritas Variable Life Insurance Company (AVLIC), AVLIC's Separate Account V and Ameritas Investment Corp., and public notice in the Federal Register, granted their request that they be allowed to offer to exchange certain previously issued Variable Universal Life Insurance policies for the policies offered by this Prospectus.

1. This insurance Policy will be issued as of the original date of issue of the exchanged UniVar Life Policy;

2. This Policy will be issued to UniVar Policyowners without additional evidence of insurability of the insured for the same amount of insurance.

3. The UniVar Life Policyowner will be refunded all of the sales and acquisition charges deducted from his/her premium payment, except premium taxes, plus 12% interest thereon, which amount will be added to the UniVar Policy's accumulation value.

4. After the additions to the accumulation value, AVLIC will then exchange the UniVar Life Policy for and issue the Policy offered by this Prospectus on a relative net asset basis without deducting surrender charges on the UniVar Life Policy's surrender or sales or acquisition charges on this Policy's acquisition. AVLIC expects to recover certain of the refunded sales and acquisition charges through surrender charges on this Policy if surrendered before the 15th policy year dating from the original UniVar issue date. AVLIC does not expect to recover the remainder of the refunded charge.

5. The Policyowner will then enjoy the benefits and be subject to the charges and contract provisions as set out in this Prospectus. A table summarizing the charges under the respective policies follows:

                       Old Policy                 New Policy
                  ----------------------     -----------------------------------

PREMIUM TAX      2.5%                        2.5% (not charged on accumulation
                                             values transferred from the old
                                             policy)

SALES CHARGES    7.5%   of   all  premiums   5% (not charged on accumulation
                 (8.5%  of  minimum  first   values transferred from the old
                 year  premiums) (refunded   policy)
                 plus 12% interest in  the
                 exchange).

ADMINISTRA-      Charges   deducted   from   No   deductions  are   made    from
TIVE CHARGES     first year premiums based   premiums  for   the  Administrative
FOR ISSUE        upon table  in the Univar   costs of issue. A  Deferred Admini-
                 Prospectus                  strative   costs   charge  will  be
                                             assessed   if   the    policy    is
                                             surrendered  before policy year 15.

MORTALITY        Daily  deductions  at  an   Daily  deductions currently charged
AND EXPENSE      annual rate of .70%.        at  an  annual rate of .90% for the
CHARGES                                      first  20  policy  years   and .65%
                                             thereafter (guaranteed .90%).

SURRENDER        A   contingent   deferred   A contingent deferred sales load of
CHARGES          sales  load   based  upon   25% of  premiums  actually  paid in
                 amounts paid in the first   the  first  two  years  up  to  the
                 two  policy  years (up to   Guaranteed Death  Benefit  premium,
                 21.5%   of   the  minimum   and  5%  of  the  premiums paid in
                 first year premium to 2.5%  excess    of      that     amount.
                 of   additional   amounts   This is subject to a limit of $12
                 paid      during      the   per  $1000  of  insurance.   And a
                 first two years, up  to a   contingent deferred administrative
                 second minimum first year   charge  based  upon an  amount per
                 premium) is deducted upon   $1000 of face amount of insurance.
                 surrenders  prior  to the   This amount varies by  age at date
                 sixteenth policy anniver-   of issue as described in the table
                 sary.    100%    of   the   on  page 27  herein.   100% of the
                 surrender    charge    is   surrender charges are  deducted in
                 deducted in policy  years   policy  years 1 through 5 and then
                 1   through  11  and then   grades  to  0  in  the 15th policy
                 grades  to  0 in the 16th   year.
                 policy year.


                                                                APPLAUSE!     33

DISTRIBUTION OF THE POLICIES

Ameritas Investment Corp. ("Investment Corp."), a wholly-owned subsidiary of AMAL Corporation and an affiliated company of AVLIC, will act as the principal underwriter of the Policies, pursuant to an Underwriting Agreement between itself and AVLIC. Investment Corp. was organized under the laws of the State of Nebraska on December 29, 1983 and is a registered broker/dealer pursuant to the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers. In 1996, Investment Corp. received gross variable universal life compensation of $10,227,584, and retained $376,122 in underwriting fees, and $3,222 in brokerage commissions on AVLIC's variable universal life policies.

Registered Representatives of Investment Corp. who sell the Policy will receive commissions based upon a commission schedule. After issuance of the Policy, commissions to the Registered Representatives will equal, at most, 50% of the commissionable first year premium paid plus the first year cost of any riders. In years thereafter, Registered Representatives will receive a maximum commission of 4% per policy year on any premiums paid. Upon any subsequent increase in Specified Amount or any subsequent increase in riders, commissions will also be paid based on the amount of the increase in Specified Amount or increase in rider. Further, Registered Representatives who meet certain production standards may receive additional compensation, and managers receive override commissions and bonuses with respect to the Policies. Investment Corp. and AVLIC may authorize other registered broker/dealers and its Registered Representatives to sell the Policies subject to applicable law.

FEDERAL TAX MATTERS

The following discussion provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or cover all situations. This discussion is not intended as tax advice. No attempt has been made to consider in detail any applicable state or other tax (except premium taxes, see discussion "Premium Taxes," page 28 ) laws. This discussion is based upon AVLIC's understanding of the relevant laws at the time of filing. Counsel and other competent advisors should be consulted for more complete information before a Policy is purchased. AVLIC makes no representation as to the likelihood of the continuation of present federal income tax laws nor of the interpretations by the Internal Revenue Service. Federal tax laws are subject to change and thus tax consequences to the Insured, Policyowner or Beneficiary may be altered.

(a) TAXATION OF AVLIC. AVLIC is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, (the "Code"). At this time, since the Account is not an entity separate from AVLIC, and its operations form a part of AVLIC, it will not be taxed separately as a
     "regulated investment company" under Subchapter M of the Code. Net investment income and realized net capital gains on the assets of the Account are reinvested and automatically retained as a part of the reserves of the Policy and are taken into account in determining the death benefit and accumulation value of the Policy. AVLIC believes that Account net investment income and realized net capital gains will not be taxable to the extent that such income and gains are retained as reserves under Policy.

     AVLIC does not currently expect to incur any federal income tax liability attributable to the Account with respect to the sale of the Policies. Accordingly, no charge is being made currently to the Account for federal income taxes. If, however, AVLIC determines that it may incur such taxes attributable to the Account, it may assess a charge for such taxes against the Account.

     AVLIC may also incur state and local taxes (in addition to premium taxes for which a deduction from premiums is currently made). At present, they are not charges against the Account. If there is a material change in state or local tax laws, charges for such taxes attributable to the Account, if any, may be assessed against the Account.

(b) TAX STATUS OF THE POLICY. The Code (section 7702)includes a definition of a life insurance contract for federal tax purposes, which places limitations on the amount of premiums that may be paid for the Policy and the relationship of the accumulation value to the death benefit. AVLIC believes that the Policy meets the statutory definition of a life insurance contract. If the death benefit of a Policy is changed, the applicable definitional limitations may change. In the case of a decrease in the death benefit, a partial surrender, a change in Death Benefit option, or any other such change that reduces future benefits under the Policy during the first 15 years after a Policy is issued and that results in a cash distribution to the Policyowners in order for the Policy to continue complying with the section 7702 definitional

34     APPLAUSE!

     limitations on premiums and accumulation values, such distributions will be taxable as ordinary income to the Policyowner (to the extent of any gain in the Policy) as prescribed in Section 7702.

     The Code (section 7702A) also defines a "modified endowment contract" for federal tax purposes which causes distributions to be taxed as ordinary income to the extent of any gain. This Policy will become a "modified endowment contract" if the premiums paid into the Policy fail to meet a 7-pay premium test as outlined in Section 7702A of the Code.

     Certain benefits the Insured may elect under this Policy may be material changes affecting the 7-pay premium test. These include changes in death benefits and changes in the policy amount. Should the Policy become a "modified endowment contract" partial or full surrenders, assignments, pledges, and loans (including loans to pay loan interest) under the Policy will be taxable to the extent of any gain under the Policy. A 10% penalty tax also applies to the taxable portion of any distribution prior to the Insured's age 59 1/2. The 10% penalty tax does not apply if the Insured is disabled as defined under the Code or if the distribution is paid out in the form of a life annuity on the life of the Insured or the joint lives of the Insured and beneficiary. One may avoid a Policy becoming a modified endowment contract by, among other things, not making excessive payments or reducing benefits. Should one deposit excessive premiums during a policy year, that portion that is returned by the insurance company within 60 days after the policy anniversary will reduce the premiums paid to avoid the Policy becoming a modified endowment contract. A Policyowner should contact a competent tax professional before paying additional premiums or making other changes to the Policy to determine whether such payments or changes would cause the Policy to become a modified endowment contract.

     The Code (Section 817(h)) also authorizes the Secretary of the Treasury (the "Treasury") to set standards by regulation or otherwise for the investments of the Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for federal tax purposes. The Account, through the Funds, intends to comply with the diversification requirements prescribed by the Treasury in regulations published in the Federal Register on March 2, 1989, which affect how the Fund's assets may be invested.

     AVLIC does not have control over the Funds or their investments. However, AVLIC believes that the Funds will be operated in compliance with the diversification requirements of the Internal Revenue Code. Thus, AVLIC believes that the Policy will be treated as a life insurance contract for federal tax purposes.

     In connection with the issuance of regulations relating to the diversification requirements, the Treasury announced that such regulations do not provide guidance concerning the extent to which owners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is not clear what these regulations will provide nor whether they will be prospective only. It is possible that when regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, the Company reserves the right to modify the Policy as necessary to prevent the Policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the Policy for favorable tax treatment.

     The following discussion assumes that the Policy will qualify as a life insurance contract for federal tax purposes.

(c) TAX TREATMENT OF POLICY PROCEEDS. AVLIC believes that the Policy will be treated in a manner consistent with a fixed benefit life insurance policy for federal income tax purposes. Thus, AVLIC believes that the death benefit payable prior to the original maturity date will be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code and the Policyowner will not be deemed to be in constructive receipt of the accumulation value under the Policy until its actual surrender. However, in the event of certain cash distributions under the Policy resulting from any change which reduces future benefits under the Policy, the distribution will be taxed in whole or in part as ordinary income (to the extent of gain in the Policy). See discussion above, "Tax Status of the Policy."

     AVLIC also believes that loans received under a Policy will be treated as indebtedness of the Policyowner and that no part of any loan under a Policy will constitute income to the Policyowner so long as the Policy remains in force, unless the Policy becomes a Modified Endowment Contract. Should the policy lapse while policy loans are outstanding the portion of the loans attributable to earnings will become taxable. Generally, interest paid on any loan under a Policy owned by an individual will not be tax-deductible.

     Except for Policies with respect to a limited number of key persons of an employer (both as defined in the Internal Revenue Code), and subject to applicable interest rate caps, the Health Insurance Portability and Accountability Act

                                                                APPLAUSE!     35
     of 1996 (the "Health Insurance Act") generally repeals the deduction for interest paid or accrued after October 13, 1995 on loans from corporate owned life insurance Policies. Certain transitional rules for existing indebtedness are included in the Health Insurance Act. The transitional rules include a phase-out of the deduction for indebtedness incurred (1) before January 1, 1996, (or) (2) before January 1, 1997, for Policies entered into in 1994 or 1995. The phase-out of the interest expense deduction occurs over a transition period between October 13, 1995 and January 1, 1999. There is also a special rule for pre-June 21, 1986 Policies. Policyowners should consult a competent tax advisor concerning the tax implications of these changes for their Policies.

     The right to exchange the Policy for a flexible premium adjustable life insurance policy (See Exchange Privilege, page 24), the right to change owners (See General Provisions, page 30), and the provision for partial withdrawals (See Surrenders, page 23) may have tax consequences depending on the circumstances of such exchange, change, or withdrawal. Upon complete surrender or when maturity benefits are paid, if the amount received plus any outstanding policy debt exceeds the total premiums paid (the "basis"), that are not treated as previously withdrawn by the Policyowner, the excess generally will be taxed as ordinary income.

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on applicable law and the circumstances of each Policyowner or beneficiary. In addition, if the Policy is used in connection with tax-qualified retirement plans, certain limitations prescribed by the Service on, and rules with respect to the taxation of, life insurance protection provided through such plans may apply.


SAFEKEEPING OF THE ACCOUNT'S ASSETS

AVLIC holds the assets of the Account. The assets are kept physically segregated and held separate and apart from the General Account assets, except for the Fixed Account. AVLIC maintains records of all purchases and redemptions of Funds' shares by each of the Subaccounts.

THIRD PARTY SERVICES

AVLIC is aware that certain third parties are offering investment advisory, asset allocation, money management and timing services in connection with the contracts. AVLIC does not engage any such third parties to offer such services of any type. In certain cases, AVLIC has agreed to honor transfer instructions from such services where it has received powers of attorney, in a form acceptable to it, from the contract owners participating in the service. Firms or persons offering such services do so independently from any agency relationship they may have with AVLIC for the sale of contracts. AVLIC takes no responsibility for the investment allocations and transfers transacted on a contract owner's behalf by such third parties or any investment allocation recommendations made by such parties. Contract owners should be aware that fees paid for such services are separate and in addition to fees paid under the contracts.


VOTING RIGHTS

AVLIC is the legal holder of the shares held in the Subaccounts of the Account and as such has the right to vote the shares; to elect Directors of the Funds, to vote on matters that are required by the 1940 Act and upon any other matter that may be voted upon at a shareholders's meeting. To the extent required by law, AVLIC will vote all shares of the Funds held in the Account at regular and special shareholder meetings of the Funds in accordance with instructions received from Policyowners based on the number of shares held as of the record date declared by the Funds' Board of Directors.

The number of Fund shares in a Subaccount for which instructions may be given by a Policyowner is determined by dividing the Policy's accumulation value held in that Subaccount by the net asset value of one share in the corresponding portfolio of the Fund. Fractional shares will be counted. Fund shares held in each Subaccount for which no timely instructions from Policyowners are received and Fund shares held in each Subaccount which do not support Policyowner interests will be voted by AVLIC in the same proportion as those shares in that Subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, AVLIC may elect to vote shares of the Fund in its own right.

36    APPLAUSE!

DISREGARD OF VOTING INSTRUCTION. AVLIC may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to cause a change in the subclassification or investment objectives or policies of one or more of the Funds' Portfolios, or to approve or disapprove an investment adviser or principal underwriter for the Funds. In addition, AVLIC itself may disregard voting instructions that would require changes in the investment objectives or policies of any portfolio or in an investment adviser or principal underwriter for the Funds, if AVLIC reasonably disapproves those changes in accordance with applicable federal regulations. If AVLIC does disregard voting instructions, it will advise Policyowners of that action and its reasons for the action in the next annual report or proxy statement to Policyowners.

STATE REGULATION OF AVLIC

AVLIC, a stock life insurance company organized under the laws of Nebraska, is subject to regulation by the Nebraska Department of Insurance. On or before March 1 of each year an NAIC convention blank covering the operations and reporting on the financial condition of AVLIC and the Account as of December 31 of the preceding year must be filed with the Nebraska Department of Insurance. Periodically, the Nebraska Department of Insurance examines the liabilities and reserves of AVLIC and the Account and certifies their adequacy.

In addition, AVLIC is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. The policies offered by the Prospectus are available in the various states as approved. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.


EXECUTIVE OFFICERS AND DIRECTORS OF AVLIC

Shows name and position(s) with AVLIC followed by the principal occupations for the last five years.***

LAWRENCE J. ARTH, DIRECTOR, CHAIRMAN OF THE BOARD, PRESIDENT, AND CHIEF EXECUTIVE OFFICER*
Director, Chairman of the Board, and Chief Executive Officer: ALIC**; also serves as officer and/or director of other subsidiaries and/or affiliates of ALIC.

KENNETH C.  LOUIS, DIRECTOR, EXECUTIVE VICE PRESIDENT*
Director, President and Chief Operating Officer: ALIC; also serves as officer and/or director of other subsidiaries and/or affiliates of ALIC.

ROBERT W. BUSH, DIRECTOR, SENIOR VICE PRESIDENT VARIABLE OPERATIONS AND ADMINISTRATION*
Executive Vice President-Individual Insurance: ALIC; also serves as officer and/or director of other subsidiaries and/or affiliates of ALIC; Senior Vice President, CUNA Mutual Insurance Group; also served as officer and/or director of other subsidiaries and/or affiliates of CUNA.

WAYNE E. BREWSTER, SENIOR VICE PRESIDENT-VARIABLE SALES*
Vice President-Variable Sales: ALIC.

ASHOK CHAWLA, VICE PRESIDENT-FIXED ANNUITY INVESTMENTS****
Senior Vice President - Fixed Income Group: AmerUs Life Insurance Company (f.k.a. American Mutual Life Insurance Company); Director-Risk Management:
Providian Corp.;  Assistant Vice President:  Lincoln National Corp.

THOMAS C. GODLASKY, DIRECTOR****
Executive Vice President and Chief Investment Officer: AmerUs Life Holdings, Inc.; Executive Vice President and Chief Investment Officer: AmerUs Life Insurance Company (f.k.a. American Mutual Life Insurance Company); Manager-Fixed Income and Derivatives Department: Providian Corporation; also serves as director of an affiliate of AVLIC; also serves as officer and/or director of other affiliates of AmerUs Life Insurance Company.

JOSEPH K.  HAGGERTY,  ASSISTANT  GENERAL  COUNSEL****
Senior Vice President and General Counsel: AmerUs Life Holdings, Inc.; Senior Vice President and General Counsel: AmerUs Life Insurance Company (f.k.a. American Mutual Life Insurance Company f.k.a. Central Life Assurance Company*****); Senior Vice President, Deputy General Counsel: I.C.H. Corporation; also serves as an officer to an affiliate of AVLIC, and served as officer and/or director of other subsidiaries and/or affiliates of I.C.H. Corporation; also serves as officer of other affiliates of AmerUs Life Insurance Company.

                                                                APPLAUSE!     37

JAMES R. HAIRE, VICE PRESIDENT AND ACTUARY*
Vice President-Corporate Actuary: ALIC; also serves as officer and/or director of other subsidiaries and/or affiliates of ALIC.

JON C. HEADRICK, TREASURER*
Executive Vice President-Investments and Treasurer: ALIC; also serves as officer and/or director of other subsidiaries and/or affiliates of ALIC.

SANDRA K. HOLMES, VICE PRESIDENT-FIXED ANNUITY CUSTOMER SERVICE****
Senior Vice President: AmerUs Life Insurance Company (f.k.a. American Mutual Life Insurance Company, f.k.a. Central Life Assurance Company*****).

KENNETH R. JONES, VICE PRESIDENT-CORPORATE COMPLIANCE AND ASSISTANT SECRETARY* Vice President, Corporate Compliance & Assistant Secretary: ALIC; also serves as officer of other subsidiaries and/or affiliates of ALIC.

NORMAN M. KRIVOSHA, SECRETARY AND GENERAL COUNSEL*
Executive Vice President, Secretary & Corporate General Counsel: ALIC; also serves as officer and/or director of other subsidiaries and/or affiliates of ALIC.

JOANN M. MARTIN, CONTROLLER*
Senior Vice President-Controller and Chief Financial Officer: ALIC; also serves as officer and/or director of other subsidiaries and/or affiliates of ALIC.

SHEILA SANDY, ASSISTANT SECRETARY****
Manager Annuity Services: AmerUs Life Insurance Company (f.k.a. American Mutual Life Insurance Company).

MICHAEL E. SPROULE, DIRECTOR****
Executive Vice President and Chief Financial Officer: AmerUs Life Holdings, Inc.; Executive Vice President and Chief Financial Officer: AmerUs Life Insurance Company (f.k.a. American Mutual Life Insurance Company, f.k.a. Central Life Assurance Company*****); I.C.H. Corporation; also serves as director of an affiliate of AVLIC; also serves as officer and/or director of other affiliates of AmerUs Life Insurance Company.

LINDA S. STRECK, VICE PRESIDENT-FIXED ANNUITY PRODUCT DEVELOPMENT****
Actuarial Vice President - Product Development and Management: AmerUs Life Insurance Company (f.k.a. American Mutual Life Insurance Company, f.k.a. Central Life Assurance Company*****).

KEVIN WAGONER, ASSISTANT TREASURER****
Director Investment Accounting: AmerUs Life Insurance Company (f.k.a. American Mutual Life Insurance Company, f.k.a. Central Life Assurance Company*****); Senior Financial Analyst: Target Stores.

     *Principal business address:     Ameritas Variable Life Insurance Company,
                                      One Ameritas Way, 5900 "O" Street,
                                      P.O. Box 82550, Lincoln, Nebraska 68501.
     **Ameritas Life Insurance Corp.

     ***Where an individual has held more than one position with an organization during the last 5-year period, the last position held has been given.

     **** Principal business address for Joseph Haggerty, Sandra K. Holmes, Michael E. Sproule, Ashok K. Chawla, Thomas C. Godlasky, Sheila E. Sandy, Linda S. Streck, and Kevin Wagoner is: AmerUs Life Insurance Company, 611 Fifth Avenue, Des Moines, Iowa 50309.

     ***** Central Life Assurance Company merged with American Mutual Life Insurance Company on December 31, 1994. Central Life Assurance Company was the survivor of the merger. Contemporaneous with the merger, Central Life Assurance Company changed its name to American Mutual Life Insurance Company. (American Mutual Life Insurance Company changed its name to AmerUs Life Insurance Company on July 1, 1996.)

38     APPLAUSE!

LEGAL MATTERS

All matters of Nebraska law pertaining to the Policy, including the validity of the Policy and AVLIC's right to issue the Policy under Nebraska Insurance Law, have been passed upon by Norman M. Krivosha, Secretary and General Counsel of AVLIC.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Account is a party or to which the assets of the Account are subject. AVLIC is not involved in any litigation that is of material importance in relation to its total assets or that relates to its total assets or that relates to the Account.


EXPERTS

The financial statements of AVLIC as of December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996, and the financial statements of the Account as of December 31, 1996 and for each of the three years in the period then ended, included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Thomas P. McArdle, Assistant Vice President and Associate Actuary of Ameritas Life Insurance Corp., as stated in the opinion filed as an exhibit to the registration statement.


ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Account, AVLIC and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.


FINANCIAL STATEMENTS

The financial statements of AVLIC which are included in this Prospectus should be considered only as bearing on the ability of AVLIC to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Account.

                                                                 APPLAUSE!    39

                          Independent Auditors' Report



Board of Directors
Ameritas Variable Life
  Insurance Company
Lincoln, Nebraska

    We have audited the accompanying statement of net assets of Ameritas Variable Life Insurance Company Separate Account V as of December 31, 1996, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly, in all material respects, the financial position of Ameritas Variable Life Insurance Company Separate Account V as of December 31, 1996, and the results of its operations and changes in its net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.



/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
February 1, 1997

40    APPLAUSE!

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1996

ASSETS

INVESTMENTS AT NET ASSET VALUE:
Variable Insurance Products Fund:
     Money Market Portfolio - 7,637,767.850 shares at
       $1.00 per share (cost $7,637,768)                                            $          7,637,768
     Equity-Income Portfolio - 817,109.096 shares at
       $21.03 per share (cost $12,890,674)                                                    17,183,804
     Growth Portfolio - 841,043.772 shares at
       $31.14 per share (cost $18,237,669)                                                    26,190,103
     High Income Portfolio - 558,109.727 shares at
       $12.52 per share (cost $6,060,955)                                                      6,987,534
     Overseas Portfolio - 565,907.403 shares at
       $18.84 per share (cost $8,863,172)                                                     10,661,695
Variable Insurance Products Fund II:
     Asset Manager Portfolio - 1,326,763.623 shares at
       $16.93 per share (cost $18,129,171)                                                    22,462,108
     Investment Grade Bond Portfolio - 192,186.776 shares at
       $12.24 per share (cost $2,269,043)                                                      2,352,366
     Contrafund Portfolio - 176,606.628 shares at
       $16.56 per share (cost $2,654,228)                                                      2,924,606
     Index 500 Portfolio - 21,656.138 shares at
       $89.13 per share (cost $1,776,480)                                                      1,930,212
     Asset Manager: Growth Portfolio - 42,445.800 shares at
       $13.10 per share (cost $537,009)                                                          556,040
Alger American Fund:
     Small Capitalization Portfolio - 345,335.196 shares at
       $40.91 per share (cost $11,394,354)                                                    14,127,663
     Growth Portfolio - 233,042.387 shares at
       $34.33 per share (cost $6,402,061)                                                      8,000,345
     Income and Growth Portfolio - 234,654.249 shares at
       $8.42 per share (cost $2,405,858)                                                       1,975,789
     Midcap Growth Portfolio - 263,959.188 shares at
       $21.35 per share (cost $4,851,056)                                                      5,635,529
     Balanced Portfolio - 98,800.487 shares at
       $9.24 per share (cost $1,036,004)                                                         912,916
     Leveraged Allcap Portfolio - 61,392.043 shares at
       $19.36 per share (cost $1,169,774)                                                      1,188,550
Dreyfus Stock Index Fund:
     Stock Index Fund Portfolio - 109,123.387 shares at
       $20.28 per share (cost $1,534,631)                                                      2,213,022
MFS Variable Insurance Trust:
     Emerging Growth Series Portfolio - 193,700.823 shares at
       $13.24 per share (cost $2,533,503)                                                      2,564,599
     World Governments Series Portfolio - 17,336.705 shares at
       $10.58 per share (cost $176,945)                                                          183,422
     Utilities Series Portfolio - 28,672.191 shares at
       $13.66 per share (cost $383,098)                                                          391,662
                                                                                      -------------------

          NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS                            $        136,079,733
                                                                                      ===================

The accompanying notes are an integral part of these financial statements.

                                                                 APPLAUSE!    41

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,




                                                                           1996               1995                1994
                                                                      ----------------   ----------------    ---------------
INVESTMENT INCOME
     Dividend distributions received                                $       1,837,028  $       1,293,935   $        799,210
EXPENSES
     Charges to policyowners for assuming
     mortality and expense risk                                             1,085,616            723,000            465,706
                                                                      ----------------   ----------------    ---------------
          INVESTMENT INCOME - NET                                             751,412            570,935            333,504
                                                                      ----------------   ----------------    ---------------

REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS - NET
     Capital gain distributions received                                    4,152,296            403,845          1,403,280
     Unrealized increase/(decrease)                                         7,185,902         14,755,373         (2,469,056)
                                                                      ----------------   ----------------    ---------------
          NET GAIN/(LOSS) ON INVESTMENTS                                   11,338,198         15,159,218         (1,065,776)
                                                                      ----------------   ----------------    ---------------

          NET INCREASE/(DECREASE) IN NET
          ASSETS RESULTING FROM OPERATIONS                                 12,089,610         15,730,153           (732,272)

NET INCREASE IN NET ASSETS RESULTING
     FROM PREMIUM PAYMENTS AND OTHER
     OPERATING TRANSFERS                                                   30,380,460         19,763,147         21,904,104
                                                                      ----------------   ----------------    ---------------
          TOTAL INCREASE IN NET ASSETS                                     42,470,070         35,493,300         21,171,832

NET ASSETS
     Beginning of period                                                   93,609,663         58,116,363         36,944,531
                                                                      ----------------   ----------------    ---------------
     End of period                                                  $     136,079,733  $      93,609,663   $     58,116,363
                                                                      ================   ================    ===============









The accompanying notes are an integral part of these financial statements.

42     APPLAUSE!

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS




A.     ORGANIZATION AND ACCOUNTING POLICIES:
       -------------------------------------

       Ameritas Variable Life Insurance Company Separate Account V (the Account) was established on August 28, 1985, under Nebraska law by Ameritas Variable Life Insurance Company (AVLIC), a wholly-owned subsidiary of AMAL Corporation, a holding company 66% owned by Ameritas Life Insurance Corp (ALIC) and 34% owned by AmerUs Life Insurance Company (AmerUs). The assets of the Account are segregated from AVLIC's other assets and are used only to support variable life products issued by AVLIC.

       The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. At December 31, 1996, there are twenty subaccounts within the Account. Five of the subaccounts invest only in a corresponding Portfolio of Variable Insurance Products Fund and five invest only in a corresponding Portfolio of Variable Insurance Products Fund II. Both funds are diversified open-end management investment companies and are managed by Fidelity Management and Research Company. Six of the subaccounts invest only in a corresponding Portfolio of Alger American Fund which is a diversified open-end management investment company managed by Fred Alger Management, Inc. One subaccount invests only in a corresponding Portfolio of Dreyfus Stock Index Fund which is a non-diversified open-end management investment company managed by Dreyfus Service Corporation. Three of the subaccounts invest only in a corresponding Portfolio of MFS Variable Insurance Trust which is a diversified open-end management investment company managed by Massachusetts Financial Services Company. All five funds are registered under the Investment Company Act of 1940, as amended. Each Portfolio pays the manager a monthly fee for managing its investments and business affairs. The assets of the Account are carried at the net asset value of the underlying Portfolios of the Funds. The value of the policyowners' units corresponds to the Account's investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis.

       AVLIC currently does not expect to incur any federal income tax liability attributable to the Account with respect to the sale of the variable life insurance policies. If, however, AVLIC determines that it may incur such taxes attributable to the Account, it may assess a charge for such taxes against the Account.

B.     POLICYHOLDER CHARGES:
       --------------------

       AVLIC charges the Account for mortality and expense risks assumed. A daily charge is made on the average daily value of the net assets representing equity of policyowners held in each subaccount per each product's current policy provisions. Additional charges are made at intervals and in amounts per each product's current policy provisions. These charges are prorated against the balance in each investment option of the policyholder, including the Fixed Account option which is not reflected in this separate account. The withdrawal of these charges are included as other operating transfers.

                                                                APPLAUSE!     43

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS



C:     INFORMATION BY FUND:

                                                                   Variable Insurance Products Fund
                                          -------------------------------------------------------------------------------
                                               Money           Equity-                          High
                                               Market          Income           Growth         Income         Overseas
                                         --------------  ----------------  --------------- --------------  --------------
  Balance 01-01-96                      $     5,613,527 $      12,572,494 $    20,504,133  $  4,325,807   $    7,483,491
  Distributed earnings                          383,333           586,341       1,480,529       414,864          201,300
  Mortality risk charge                         (71,053)         (141,453)       (223,387)      (52,366)         (87,506)
  Unrealized increase/(decrease)                    ---         1,388,228       1,591,342       303,796          931,213
  Net premium transferred                     1,711,961         2,778,194       2,837,486     1,995,433        2,133,197
                                          --------------  ----------------  --------------  -------------  -- -----------
  Balance 12-31-96                      $     7,637,768 $      17,183,804 $    26,190,103  $  6,987,534   $   10,661,695
                                          ==============  ================  ==============  =============  ==============

                                                                 Variable Insurance Products Fund II
                                         -------------------------------------------------------------------------------
                                             Asset         Investment                                      Asset Mgr.:
                                            Manager        Grade Bond       Contrafund     Index 500         Growth
                                         -------------   -------------    -------------   ------------  ----------------
  Balance 01-01-96                      $  19,286,671   $   2,136,439    $    129,293    $     4,639   $       13,585
  Distributed earnings                      1,280,712         110,640           1,845          1,869           22,368
  Mortality risk charge                      (192,161)        (22,366)        (12,082)        (6,403)          (2,489)
  Unrealized increase/(decrease)            1,567,972         (39,903)        270,650        153,497           19,517
  Net premium transferred                     518,914         167,556       2,534,900      1,776,610          503,059
                                         ------------     -------------   -------------   ------------  ----------------
  Balance 12-31-96                      $  22,462,108   $   2,352,366    $  2,924,606   $  1,930,212   $      556,040
                                         ============     =============   =============   ============  ================


                                                                        Alger American Fund
                                      ----------------------------------------------------------------------------------------------
                                          Small                            Income and      Midcap                        Leveraged
                                      Capitalization       Growth           Growth         Growth        Balanced          Allcap
                                      --------------  ----------------  -------------- ------------- ----------------  -------------

  Balance 01-01-96                  $    10,377,502 $       4,678,557 $       918,762 $   2,682,818 $       436,491  $     100,756
  Distributed earnings                       51,224           169,099         837,514        74,978         229,557          4,125
  Mortality risk charge                    (118,508)          (58,005)        (13,912)      (38,781)         (6,215)        (5,432)
  Unrealized increase/(decrease)            368,251           592,282        (557,847)      330,732        (168,250)        17,914
  Net premium transferred                 3,449,194         2,618,412         791,272     2,585,782         421,333      1,071,187
                                      --------------  ----------------  -------------- ------------- ----------------  -------------
  Balance 12-31-96                  $    14,127,663 $       8,000,345 $     1,975,789 $   5,635,529 $       912,916  $   1,188,550
                                      ==============  ================  ============== ============= ================  =============


                                                      MFS Variable Insurance Trust       Dreyfus
                                      ------------------------------------------------ -------------
                                        Emerging           World                          Stock
                                         Growth         Governments       Utilities     Index Fund                 TOTAL
                                      --------------  ---------------- --------------  -------------         -----------------
  Balance 01-01-96                  $       118,158 $          15,815 $        18,547 $   2,192,178        $       93,609,663
  Distributed earnings                       21,561               ---          32,602        84,863                 5,989,324
  Mortality risk charge                      (9,549)             (913)         (1,520)      (21,515)               (1,085,616)
  Unrealized increase/(decrease)             32,735             7,363           9,810       366,600                 7,185,902
  Net premium transferred                 2,401,694           161,157         332,223      (409,104)               30,380,460
                                      --------------  ----------------  -------------- -------------         -----------------
  Balance 12-31-96                  $     2,564,599 $         183,422 $       391,662 $   2,213,022        $      136,079,733
                                      ==============  ================  ============== =============         =================


44    APPLAUSE!

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS



C:     INFORMATION BY FUND:

                                                             Variable Insurance Products Fund
                                     -------------------------------------------------------------------------------
                                         Money            Equity-                          High
                                         Market           Income           Growth         Income        Overseas
                                     --------------  ----------------  -------------- -------------  ---------------
 Balance 01-01-95                  $     6,247,662 $       6,295,945 $    12,362,890 $   2,970,211  $     4,954,650
 Distributed earnings                      330,031           558,647          71,777       214,996           39,788
 Mortality risk charge                     (57,621)          (89,161)       (160,505)      (40,007)         (60,098)
 Unrealized increase/(decrease)                ---         2,148,654       4,664,368       542,261          616,308
 Net premium transferred                  (906,545)        3,658,409       3,565,603       638,346        1,932,843
                                     --------------  ----------------  -------------- ------------- ----------------
 Balance 12-31-95                  $     5,613,527 $      12,572,494 $    20,504,133 $   4,325,807 $      7,483,491
                                     ==============  ================  ============== ============= ================

                                                             Variable Insurance Products Fund II
                                     -------------------------------------------------------------------------------
                                         Asset         Investment       Contrafund     Index 500      Asset Mgr.:
                                        Manager        Grade Bond           (1)           (2)         Growth (3)
                                     --------------  ----------------  -------------- ------------- ----------------
 Balance 01-01-95                  $    16,158,059 $         907,159 $           --- $         --- $            ---
 Distributed earnings                      346,679            34,269           1,284           ---              564
 Mortality risk charge                    (164,848)          (13,893)           (119)           (7)             (25)
 Unrealized increase/(decrease)          2,471,611           183,723            (273)          236             (486)
 Net premium transferred                   475,170         1,025,181         128,401         4,410           13,532
                                     --------------  ----------------  -------------- ------------- ----------------
 Balance 12-31-95                  $    19,286,671 $       2,136,439 $       129,293 $       4,639 $         13,585
                                     ==============  ================  ============== ============= ================


                                                                       Alger American Fund
                                     -----------------------------------------------------------------------------------------------
                                         Small                          Income and       Midcap                         Leveraged
                                     Capitalization      Growth           Growth         Growth        Balanced         Allcap (4)
                                     --------------  ----------------  -------------- ------------- ---------------- ---------------
 Balance 01-01-95                  $     4,264,367 $       2,012,571 $       307,350 $     545,887 $      126,178   $          ---
 Distributed earnings                          ---            34,885           5,186           142          3,039              ---
 Mortality risk charge                     (67,150)          (32,981)         (5,765)      (14,362)        (2,251)            (57)
 Unrealized increase/(decrease)          2,184,006           924,176         146,805       430,138         45,544             863
 Net premium transferred                 3,996,279         1,739,906         465,186     1,721,013        263,981          99,950
                                     --------------  ----------------  -------------- ------------- ---------------- ---------------
 Balance 12-31-95                  $    10,377,502 $       4,678,557 $       918,762 $   2,682,818 $      436,491   $     100,756
                                     ==============  ================  ============== ============= ================  ==============


                                                     MFS Variable Insurance Trust       Dreyfus
                                     ------------------------------------------------ -------------
                                       Emerging         World (6)        Utilities       Stock
                                      Growth (5)       Governments          (7)        Index Fund                  TOTAL
                                     --------------  ----------------  -------------- -------------          -----------------
 Balance 01-01-95                  $           --- $             --- $           --- $     963,434         $       58,116,363
 Distributed earnings                        2,634             1,440           1,745        50,674                  1,697,780
 Mortality risk charge                        (118)              (37)            (10)      (13,985)                  (723,000)
 Unrealized increase/(decrease)             (1,638)             (885)         (1,246)      401,208                 14,755,373
 Net premium transferred                   117,280            15,297          18,058       790,847                 19,763,147
                                     --------------  ----------------  -------------- -------------          -----------------
 Balance 12-31-95                  $       118,158 $          15,815 $        18,547 $   2,192,178         $       93,609,663
                                     ==============  ================  ============== =============          =================


(1) Commenced business 09/05/95.          (5) Commenced business 09/12/95.
(2) Commenced business 10/17/95.          (6) Commenced business 09/13/95.
(3) Commenced business 09/13/95.          (7) Commenced business 10/18/95.
(4) Commenced business 09/13/95.

                                                                APPLAUSE!     45

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS


C.     INFORMATION BY FUND:

                                                                    Variable Insurance Products Fund
                                          -------------------------------------------------------------------------------
                                               Money           Equity                           High
                                               Market           Income           Growth         Income        Overseas
                                          --------------  ----------------  -------------- ------------- ----------------
  Balance 01-01-94                      $     3,302,391 $       4,081,214 $     8,666,232 $   2,112,409 $      2,627,460
  Distributed earnings                          227,947           343,291         540,322       192,676           16,253
  Mortality risk charge                         (53,086)          (50,692)        (97,597)      (24,422)         (41,486)
  Unrealized increase/(decrease)                    ---           (10,817)       (430,322)     (216,500)         (57,561)
  Net premium transferred                     2,770,410         1,932,949       3,684,255       906,048        2,409,984
                                          --------------  ----------------  -------------- ------------- ----------------
  Balance 12-31-94                      $     6,247,662 $       6,295,945 $    12,362,890 $   2,970,211 $      4,954,650
                                          ==============  ================  ============== ============= ================


                                                                          Alger American Fund
                                          -------------------------------------------------------------------------------
                                                                             Income and       Midcap
                                            Small Cap         Growth           Growth         Growth        Balanced
                                          --------------  ----------------  -------------- ------------- ----------------
  Balance 01-01-94                      $     2,431,108 $         513,578 $       155,544 $      91,469 $         12,416
  Distributed earnings                          197,447            56,309          12,250           805            1,173
  Mortality risk charge                         (28,810)          (10,955)         (2,338)       (2,777)            (667)
  Unrealized increase/(decrease)               (212,648)           11,388         (27,043)       15,802             (793)
  Net premium transferred                     1,877,270         1,442,251         168,937       440,588          114,049
                                          --------------  ----------------  -------------- ------------- ----------------
  Balance 12-31-94                      $     4,264,367 $       2,012,571 $       307,350 $     545,887 $        126,178
                                          ==============  ================  ============== ============= ================


                                                        Variable Insurance
                                                        Products Fund II       Dreyfus
                                          --------------  ----------------  --------------
                                              Asset         Investment          Stock
                                             Manager        Grade Bond       Index Fund                       TOTAL
                                          --------------  ----------------  --------------               ----------------
  Balance 01-01-94                      $    11,412,386 $       1,069,216 $       469,108               $     36,944,531
  Distributed earnings                          589,342             2,944          21,731                      2,202,490
  Mortality risk charge                        (133,984)          (12,468)         (6,424)                      (465,706)
  Unrealized increase/(decrease)             (1,465,271)          (53,875)        (21,416)                    (2,469,056)
  Net premium transferred                     5,755,586           (98,658)        500,435                     21,904,104
                                          --------------  ----------------  --------------               ----------------
  Balance 12-31-94                      $    16,158,059 $         907,159 $       963,434               $     58,116,363
                                          ==============  ================  ==============               ================

46     APPLAUSE!

                          Independent Auditors' Report



Board of Directors
Ameritas Variable Life Insurance Company
Lincoln, Nebraska

     We have audited the accompanying balance sheets of Ameritas Variable Life Insurance Company as of December 31, 1996 and 1995, and the related statements of operations, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements present fairly, in all material respects, the financial position of Ameritas Variable Life Insurance Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.


/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
February 1, 1997

                                                               APPLAUSE!      47

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                                  BALANCE SHEETS
                                  --------------
                      (in thousands, except per share data)
                      -------------------------------------
                                                                                                       December 31,
                                                                                   -------------------------------------------------
                                                                                           1996                        1995
                                                                                   ----------------------       --------------------
ASSETS
------
     Investments:
       Fixed maturity securities, available for sale (amortized cost
             $62,048 - 1996 and $38,753 - 1995)                                  $                62,621      $              40,343
       Loans on insurance policies                                                                 4,309                      2,639
                                                                                   ----------------------       --------------------
           Total investments                                                                      66,930                     42,982

     Cash and cash equivalents                                                                    10,684                      5,660
     Accrued investment income                                                                     1,096                        790
     Reinsurance recoverable-affiliates                                                                9                         57
     Prepaid reinsurance premium-affiliates                                                        2,156                      1,506
     Deferred policy acquisition costs                                                            79,272                     57,664
     Other                                                                                           483                        106
     Separate Accounts                                                                           947,580                    682,482
                                                                                   ----------------------       --------------------
                                                                                 $             1,108,210      $             791,247
                                                                                   ======================       ====================
LIABILITIES AND STOCKHOLDER'S EQUITY
------------------------------------
   LIABILITIES:
     Policy and contract reserves                                                $                   749      $                 609
     Accumulated contract values                                                                  77,560                     44,568
     Unearned policy charges                                                                       1,243                        964
     Unearned reinsurance ceded allowance                                                          3,139                      2,279
     Federal income taxes--
           Current                                                                                   875                        685
           Deferred                                                                                9,921                     11,398
     Other                                                                                         8,134                      4,266
     Separate Accounts                                                                           947,580                    682,482
                                                                                   ----------------------       --------------------
          Total Liabilities                                                                    1,049,201                    747,251
                                                                                   ----------------------       --------------------

   STOCKHOLDER'S EQUITY:
     Common stock, par value $100 per share;
       authorized 50,000 shares, issued and
       outstanding 40,000 shares                                                                   4,000                      4,000
     Additional paid-in capital                                                                   40,370                     29,700
     Retained earnings                                                                            14,510                      9,860
     Net unrealized investment gain                                                                  129                        436
                                                                                   ----------------------       --------------------
          Total Stockholder's Equity                                                              59,009                     43,996
                                                                                   ----------------------       --------------------

                                                                                 $             1,108,210      $             791,247
                                                                                   ======================       ====================









The accompanying notes are an integral part of these financial statements.

48     APPLAUSE!

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                            STATEMENTS OF OPERATIONS
                            ------------------------
                                 (in thousands)
                                 --------------

                                                                                      Years Ended December 31,
                                                                -----------------------------------------------------------------
                                                                       1996                   1995                  1994
                                                                -------------------    -------------------   --------------------
INCOME:
Insurance revenues:
  Contract charges                                            $             26,345   $             18,350  $              13,528
  Premium-reinsurance ceded                                                 (5,895)                (4,289)                (2,009)
  Reinsurance ceded allowance                                                2,235                  1,859                    502

Investment revenues:
    Investment income, net                                                   3,603                  3,492                  3,046
    Realized gains, net                                                         19                     28                     19

  Other                                                                        567                    261                    337
                                                                -------------------    -------------------   --------------------

                                                                            26,874                 19,701                 15,423
                                                                -------------------    -------------------   --------------------

BENEFITS AND EXPENSES:
  Policy Benefits:
    Death benefits                                                             716                    268                    417
    Interest credited                                                        2,736                  1,995                  1,524
    Increase in policy and contract reserves                                   140                    183                    195
    Other                                                                       52                     32                     46
  Sales and operating expenses                                              10,041                  6,815                  5,940
  Amortization of deferred policy acquisition costs                          5,531                  3,057                  2,521
                                                                -------------------    -------------------   --------------------

                                                                            19,216                 12,350                 10,643
                                                                -------------------    -------------------   --------------------

Income before federal income taxes                                           7,658                  7,351                  4,780
                                                                -------------------    -------------------   --------------------

Income taxes - current                                                       3,819                  1,685                   (608)
Income taxes - deferred                                                       (811)                   902                  2,278
                                                                -------------------    -------------------   --------------------
     Total income taxes                                                      3,008                  2,587                  1,670
                                                                -------------------    -------------------   --------------------

NET INCOME                                                    $              4,650   $              4,764  $               3,110
                                                                ===================    ===================   ====================











The accompanying notes are an integral part of these financial statements.

                                                                 APPLAUSE!    49

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                  STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                  ---------------------------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
              ----------------------------------------------------
                          (in thousands, except shares)
                          -----------------------------



                                                                                                                Net
                                                        Common Stock             Additional                 Unrealized
                                             -------------------------------      Paid-in       Retained    Investment
                                                 Shares           Amount          Capital       Earnings    Gain(Loss)     Total
                                             ---------------   -------------   --------------  -----------  ----------  ------------
BALANCE, January 1, 1994                            40,000   $         4,000  $       23,700  $      1,986  $       -  $    29,686

   Capital contribution from
    Ameritas Life Insurance Corp.                         -                -           6,000             -          -        6,000

   Net unrealized investment loss, net                    -                -               -             -       (173)        (173)

   Net income                                             -                -               -         3,110           -       3,110
                                             ---------------    ------------   --------------   ----------- ----------  ------------

BALANCE, December 31, 1994                           40,000            4,000          29,700         5,096       (173)      38,623

   Net unrealized investment gain, net                    -                -               -             -        609          609

   Net income                                             -                -               -         4,764          -        4,764
                                             ---------------    -------------  --------------   ------------ ---------  ------------
BALANCE, December 31, 1995                           40,000            4,000          29,700         9,860        436       43,996

   Return of capital                                      -                -         (15,000)            -          -      (15,000)

   Capital contribution from
      AMAL Corporation                                    -                -          25,670             -          -       25,670

   Net unrealized investment loss, net                    -                -               -             -       (307)        (307)

   Net income                                             -                -               -         4,650          -        4,650
                                             ---------------    -------------   -------------   ------------  ---------   ----------

BALANCE, December 31, 1996                           40,000   $        4,000  $       40,370   $    14,510   $    129    $  59,009
                                             ===============    =============   =============   ============  ==========  ==========







The accompanying notes are an integral part of these financial statements.

50    APPLAUSE!

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                            STATEMENTS OF CASH FLOWS
                            ------------------------
                                 (in thousands)



                                                                                                     December 31,
                                                                                ----------------------------------------------------
                                                                                      1996              1995              1994
                                                                                ----------------  -----------------  ---------------
OPERATING ACTIVITIES
--------------------
Net Income                                                                     $        4,650  $             4,764  $         3,110
Adjustments to reconcile net income to net cash
  provided by operating activities:
     Amortization of deferred policy acquisition costs                                  5,531                3,057            2,521
     Policy acquisition costs deferred                                                (26,596)             (16,020)         (17,481)
     Interest credited to contract values                                               2,736                1,995            1,524
     Amortization of discounts or premiums                                                (83)                 (70)             (49)
     Net realized gains on investment transactions                                        (19)                 (28)             (19)
     Deferred income taxes                                                               (811)                 902            2,278
     Change in assets and liabilities:
       Accrued investment income                                                         (306)                 (15)             (98)
       Reinsurance recoverable-affiliates                                                  48                  412             (469)
       Prepaid reinsurance premium                                                       (650)                (487)            (451)
       Other assets                                                                      (377)                 (18)             (16)
       Policy and contract reserves                                                       140                  183              195
       Unearned policy charges                                                            279                  234              247
       Federal income tax payable-current                                                (310)                 698              (81)
       Unearned reinsurance ceded allowance                                               860                  610              595
       Other liabilities                                                                3,868                1,939           (1,823)
                                                                                 -------------   ------------------   --------------
Net cash used in operating activities                                                 (11,040)              (1,844)         (10,017)
                                                                                 -------------   ------------------   --------------

INVESTING ACTIVITIES
--------------------
Purchase of fixed maturity securities available for sale                              (31,514)              (7,760)         (15,673)
Proceeds from maturities or repayment of fixed maturity securities
    available for sale                                                                  5,307                3,738            5,108
Proceeds from sales of fixed maturity securities available for sale                     3,014                    -                -
Net change in loans on insurance policies                                              (1,670)              (1,042)            (576)
                                                                                 -------------   ------------------   --------------
  Net cash used in investing activities                                               (24,863)              (5,064)         (11,141)
                                                                                 -------------   ------------------   --------------

FINANCING ACTIVITIES
--------------------
Return of capital                                                                     (15,000)                   -            6,000
Capital contribution                                                                   25,670                    -                -
Net change in accumulated contract values                                              30,257                4,448            2,873
                                                                                 -------------   ------------------   --------------
  Net cash from financing activities                                                   40,927                4,448            8,873
                                                                                 -------------   ------------------   --------------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                       5,024               (2,460)         (12,285)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                        5,660                8,120           20,405

                                                                                 =============   ==================   ==============
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                     $       10,684  $             5,660  $         8,120
                                                                                 =============   ==================   ==============

Supplemental cash flow information:
----------------------------------

Net cash paid (received) on income taxes                                       $        4,129  $               987  $          (527)


The accompanying notes are an integral part of these financial statements.


                                                                 APPLAUSE!    51

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                                 (in thousands)




1.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
------------------------------------------------------------------------

  Ameritas Variable Life Insurance Company (the Company), a stock life insurance company domiciled in the State of Nebraska, was a wholly-owned subsidiary of Ameritas Life Insurance Corp. (ALIC), a mutual life insurance company, until April of 1996 when it became a wholly-owned subsidiary of AMAL Corporation, a holding company 66% owned by ALIC and 34% owned by AmerUs Life Insurance Company (AmerUs). The Company began issuing variable life insurance and variable annuity policies in 1987 and fixed premium annuities in 1996. The variable life, variable annuity and fixed premium annuity policies are not participating with respect to dividends.

USE OF ESTIMATES
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  The principal accounting and reporting practices followed are:

INVESTMENTS
  The Company classifies its securities into categories based upon the Company's intent relative to the eventual disposition of the securities. The first category, held-to-maturity securities, is composed of debt securities which a
company  has  the  positive  intent  and  ability  to  hold-to-maturity.   These
securities are carried at amortized cost. The second category, available-for-sale securities, may be sold to address the liquidity and other needs of a company. Debt and equity securities classified as available-for-sale are carried at fair value on the balance sheet with unrealized gains and losses excluded from income and reported as a separate component of stockholder's equity, net of related deferred acquisition costs and income tax effects. The third category, trading securities, is for debt and equity securities acquired for the purpose of selling them in the near term. The Company has classified all of its securities as available-for-sale. Realized investment gains and losses on sales of securities are determined on the specific identification method.

  The Company records write-offs or allowances for its investments based upon an evaluation of specific problem investments. The Company reviews, on a continual basis, all invested assets to identify investments where the Company has credit concerns. Investments with credit concerns include those the Company has identified as experiencing a deterioration in financial condition. The Company has no write-offs or allowances recorded as of December 31, 1996, 1995 and 1994.

CASH EQUIVALENTS
  The Company considers all highly liquid debt securities purchased with a remaining maturity of less than three months to be cash equivalents.

SEPARATE ACCOUNTS
  The Company operates separate accounts on which the earnings or losses accrue exclusively to contractholders. The assets (mutual fund investments) and liabilities of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. Assets are reported at fair value.

PREMIUM REVENUE AND BENEFITS TO POLICYHOLDERS

RECOGNITION OF UNIVERSAL LIFE-TYPE CONTRACTS REVENUE AND BENEFITS TO
POLICYHOLDERS
  Universal life-type policies are insurance contracts with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the policyholder, premiums paid by the policyholder or interest accrued to policyholder balances. Amounts received as payments for such contracts are reflected as deposits and are not reported as premium revenues.

  Revenues for universal life-type policies consist of charges assessed against policy account values for deferred policy loading, mortality risk expense, the cost of insurance and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts under the fixed account investment option and benefit claims incurred in the period in excess of related policy account balances.

52     APPLAUSE!

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994
                                 (in thousands)



1.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
------------------------------------------------------------------------
 (Continued):
-------------

RECOGNITION OF INVESTMENT CONTRACT REVENUE AND BENEFITS TO POLICYHOLDERS
  Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are referred to as investment contracts. Certain deferred annuities are considered investment contracts. Amounts received as payments for such contracts are reflected as deposits and are not reported as premium revenues.

  Revenues for investment products consist of investment income and policy administration charges. Contract benefits that are charged to expense include benefit claims incurred in the period in excess of related contract balances, and interest credited to contract balances.

POLICY ACQUISITION COSTS
  Those costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future premiums. Such costs include commissions, certain costs of policy issuance and underwriting, and certain variable distribution expenses.

  Costs deferred related to universal life-type policies and investment-type contracts are amortized over the lives of the policies, in relation to the present value of estimated gross profits from mortality, investment and expense margins. The estimated gross profits are reviewed annually based on actual experience and changes in assumptions.

  An analysis of the costs carried in the balance sheets as deferred acquisition costs is as follows:

                                                                                              December 31
                                                                                -----------------------------------------
                                                                                     1996          1995           1994
-------------------------------------------------------------------------------------------------------------------------
Beginning balance                                                                  $57,664       $45,940         $30,659
Acquisition costs deferred                                                          26,596        16,020          17,481
Amortization of deferred policy acquisition costs                                   (5,531)       (3,057)         (2,521)
Adjustment for unrealized investment (gain) loss                                       543        (1,239)            321
-------------------------------------------------------------------------------------------------------------------------
Ending balance                                                                     $79,272       $57,664         $45,940
-------------------------------------------------------------------------------------------------------------------------

To the extent that unrealized gains or losses on available-for-sale securities would result in an adjustment of deferred policy acquisition costs had those gains or losses actually been realized, the related unamortized deferred policy acquisition costs are recorded as an adjustment of the unrealized gains or losses included in stockholder's equity.

FUTURE POLICY AND CONTRACT BENEFITS
  Liabilities for future policy and contract benefits left with the Company on variable universal life and annuity-type contracts are based on the policy account balance, and are shown as accumulated contract values. In addition the Company carries as future policy benefits a liability for additional coverages offered under policy riders.

INCOME TAXES
   The provision for income taxes includes amounts currently payable and deferred income taxes resulting from the cumulative differences in assets and liabilities determined on a tax return and financial statement basis at the current enacted tax rates.

                                                                 APPLAUSE!    53

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
             -----------------------------------------------------
                                 (in thousands)


2.  INVESTMENTS
---------------

  Investment income summarized by type of investment was as follows:

                                                                                                Year Ended December 31
                                                                                     --------------------------------------------
                                                                                            1996           1995            1994
---------------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities available for sale                                                $3,308        $2,819          $2,411
Cash equivalents                                                                               618           597             609
Loans on insurance policies                                                                    214           128              82
---------------------------------------------------------------------------------------------------------------------------------
  Gross investment income                                                                    4,140         3,544           3,102
Investment expenses                                                                            537            52              56
---------------------------------------------------------------------------------------------------------------------------------
  Net investment income                                                                     $3,603        $3,492          $3,046
---------------------------------------------------------------------------------------------------------------------------------


  Net pretax realized investment gains (losses) were as follows:

                                                                                                 Year Ended December 31
                                                                                     --------------------------------------------
                                                                                             1996          1995           1994
---------------------------------------------------------------------------------------------------------------------------------
Net gains on disposals of fixed maturity securities available for sale                       $19           $28             $19
---------------------------------------------------------------------------------------------------------------------------------

Proceeds from sales of fixed maturity securities available for sale and gross gains and losses realized on those sales were as follows:

                                                                                              Year Ended December 31, 1996
                                                                                     --------------------------------------------
                                                                                         Proceeds        Gains          Losses
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         $3,014           $30            $  -
--------------------------------------------------------------------------------------------------------------------------------

There were no disposals of fixed maturity securities available for sale during 1995 or 1994 other than calls or maturities.

  The amortized cost and fair value of investments in fixed maturity securities available for sale by type of investment were as follows:

                                                                                            December 31, 1996
                                                                         --------------------------------------------------------
                                                                           Amortized       Gross Unrealized              Fair
                                                                                      ----------------------------
                                                                               Cost         Gains        Losses          Value
---------------------------------------------------------------------------------------------------------------------------------
  U.S. Corporate                                                             $33,690          $437          $114         $34,013
  Mortgage-backed                                                             13,407           209            22          13,594
  U.S. Treasury securities and obligations of
    U.S. government agencies                                                  14,951           158            95          15,014
---------------------------------------------------------------------------------------------------------------------------------
      Total fixed maturity securities available for sale                     $62,048          $804          $231         $62,621
---------------------------------------------------------------------------------------------------------------------------------


  The December 31, 1996 balance of stockholder's equity was decreased by $307 (comprised of a decrease in the carrying value of the securities of $1,017 reduced by $545 of related adjustments to deferred acquisition costs and $165 in deferred income taxes) to reflect the net unrealized gain on securities classified as available-for-sale.


                                                                                             December 31, 1995
                                                                         --------------------------------------------------------
                                                                             Amortized       Gross Unrealized            Fair
                                                                                         ----------------------------
                                                                              Cost          Gains        Losses          Value
---------------------------------------------------------------------------------------------------------------------------------
  U.S. Corporate                                                            $20,667          $930          $  -         $21,597
  Mortgage-backed                                                             3,628           114             -           3,742
  U.S. Treasury securities and obligations of
    U.S. government agencies                                                 14,458           550             4          15,004
---------------------------------------------------------------------------------------------------------------------------------
      Total fixed maturity securities available for sale                    $38,753        $1,594            $4         $40,343
---------------------------------------------------------------------------------------------------------------------------------

54     APPLAUSE!

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
             -----------------------------------------------------
                                 (in thousands)


2.  INVESTMENTS (continued)
---------------------------

  The December 31, 1995 balance of stockholder's equity was increased by $609 (comprised of an increase in the carrying value of the securities of $2,177, reduced by $1,240 of related adjustments to deferred acquisition costs and $328 in deferred income taxes) to reflect the net unrealized gain on securities classified as available-for-sale.

  The amortized cost and fair value of fixed maturity securities available for sale by contractual maturity at December 31, 1996 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                                 Amortized        Fair
                                                                                                    Cost          Value
--------------------------------------------------------------------------------------------------------------------------
Due in one year or less                                                                            $7,582          $7,652
Due after one year through five years                                                              17,266          17,568
Due after five years through ten years                                                             22,264          22,303
Due after ten years                                                                                 1,529           1,504
Mortgage-backed securities                                                                         13,407          13,594
--------------------------------------------------------------------------------------------------------------------------
      Total                                                                                       $62,048         $62,621
--------------------------------------------------------------------------------------------------------------------------


3.  INCOME TAXES
----------------

  The items that give rise to deferred tax assets and liabilities relate to the following:

                                                                                       Year Ended December 31
                                                                                       ----------------------
                                                                                          1996          1995
-------------------------------------------------------------------------------------------------------------
Net unrealized investment gains                                                           $277          $606
Deferred policy acquisition costs                                                       23,727        17,276
Prepaid expenses                                                                           172           118
Other                                                                                        0           500
-------------------------------------------------------------------------------------------------------------
Gross deferred tax liability                                                            24,176        18,500
-------------------------------------------------------------------------------------------------------------


Future policy and contract benefits                                                     12,620         5,939
Deferred future revenues                                                                 1,534         1,039
Other                                                                                      101           124
-------------------------------------------------------------------------------------------------------------
Gross deferred tax asset                                                                14,255         7,102
-------------------------------------------------------------------------------------------------------------
    Net deferred tax liability                                                          $9,921       $11,398
-------------------------------------------------------------------------------------------------------------

The difference between the U.S. federal income tax rate and the consolidated tax provision rate is summarized as follows:

                                                                                     Year Ended December 31
                                                                         --------------------------------------------
                                                                                  1996           1995         1994
---------------------------------------------------------------------------------------------------------------------
Statutory tax rate                                                                35.0%         35.0%         35.0%
Other                                                                              4.3           0.2          (0.1)
---------------------------------------------------------------------------------------------------------------------
    Provision for income taxes                                                    39.3%         35.2%         34.9%
---------------------------------------------------------------------------------------------------------------------

                                                                APPLAUSE!     55

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
             -----------------------------------------------------
                                 (in thousands)


4.  RELATED PARTY TRANSACTIONS
------------------------------

Affiliates provide technical, financial and legal support to the Company under administrative service agreements. The cost of these services to the Company for years ended December 31, 1996, 1995 and 1994 was $8,907, $4,858 and $4,029
respectively. The Company also leased office space and furniture and equipment from affiliates during 1995 and 1994. The cost of these leases to the Company for the years ended December 31, 1995, and 1994 was $37 and $40, respectively. Under the terms of investment advisory agreements, the Company paid $73, $44 and $43 for the years ended December 31, 1996, 1995 and 1994 to Ameritas Investment Advisors Inc., an indirect wholly-owned subsidiary of Ameritas Life Insurance Corp.

The Company entered into reinsurance agreements (yearly renewable term) with affiliates. Under this agreement, these affiliates assume life insurance risk in excess of the Company's $100 retention limit. The Company paid $3,301, $2,280 and $1,333 of net reinsurance premiums to affiliates for the years ended December 31, 1996, 1995 and 1994, respectively. The Company has received reinsurance recoveries from affiliates of $659, $1,472 and $519 for the years ended December 31, 1996, 1995 and 1994, respectively.

The Company has entered into guarantee agreements with ALIC, AmerUs and AMAL Corporation whereby, they guarantee the full, complete and absolute performance of all duties and obligations of the Company.

The Company's variable life and variable annuity products are distributed through Ameritas Investment Corp., a wholly-owned subsidiary of AMAL Corporation. The Company received $54, $192 and $272 for the years ended December 31, 1996, 1995 and 1994 respectively, from this affiliate to partially defray the costs of materials and prospectuses. Policies placed by this affiliate generated commission expense of $20,373, $14,028 and $15,223 for the years ended December 31, 1996, 1995 and 1994, respectively.

Transactions with related parties are not necessarily indicative of revenues and expenses which would have occurred had the parties not been related.

5.  EMPLOYEE AND AGENT BENEFIT PLANS
------------------------------------

The Company is included in the noncontributory defined-benefit pension plan that covers substantially all full-time employees of ALIC and its subsidiaries. Pension costs include current service costs, which are accrued and funded on a current basis, and past service costs, which are amortized over the average remaining service life of all employees on the adoption date. The assets and liabilities of this plan are not segregated. The Company had no full time employees during 1996 or 1995. Total Company contributions for the year ended December 31, 1994 was $47.

The Company's employees also participate in a defined contribution thrift plan that covers substantially all full-time employees of Ameritas Life Insurance Corp. and its subsidiaries. Company matching contributions under the plan range from 1% to 3% of the participant's compensation. The Company had no full time employees during 1996 or 1995. Total Company contributions for the year ended December 31, 1994 was $20.

The Company is also included in the postretirement benefit plans provided to retired employees of Ameritas Life Insurance Corp. and its subsidiaries. These benefits are a specified percentage of premium until age 65 and a flat dollar amount thereafter. Employees become eligible for these benefits upon the attainment of age 55, 15 years of service and participation in the plan for the immediately preceding 5 years. Benefit costs include the expected cost of postretirement benefits for newly eligible employees, interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience. The assets and liabilities of this plan are not segregated. The Company had no full time employees during 1996 or 1995. Total Company contribution for the year ended December 31, 1994 was $7.

Expenses for the defined benefit pension plan and postretirement group medical plan are allocated to the Company based on percentage of payroll.

56     APPLAUSE!

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
             -----------------------------------------------------
                                 (in thousands)


6.  STOCKHOLDER'S EQUITY
------------------------

  Net income(loss), as determined in accordance with statutory accounting practices, was $855, $(19), and $(3,900) for 1996, 1995 and 1994, respectively.
The Company's statutory surplus was $44,100, $13,800, and $12,600 at December 31, 1996, 1995 and 1994, respectively. Effective January 1, 1996 the Company changed reserving methods used for most existing products resulting in an increase in statutory surplus of approximately $20,601.

Under statutes of the Insurance Department of the State of Nebraska, the Company is limited in the amount of dividends it can pay to its stockholder. On February 28, 1996 the Board of Directors declared a return of paid-in-capital of $15,000 payable by way of a note due on or before August 15, 1996. The note was retired on August 15, 1996. This action was approved by the State of Nebraska Insurance Department and any additional distributions of capital or surplus will require approval of the Insurance Department.

7.  FAIR VALUE OF FINANCIAL INSTRUMENTS
---------------------------------------

  The following disclosures are made regarding fair value information about certain financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates, in many cases, may not be realized in immediate settlement of the instrument. All nonfinancial instruments are excluded from disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

  The fair value estimates presented herein are based on pertinent information available to management as of December 31 of each year. Although management is not aware of any factors that would significantly affect the estimated fair value amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since that date; therefore, current estimates of fair value may differ significantly from the amounts presented herein.

  The following methods and assumptions were used by the Company in estimating its fair value disclosures for each class of financial instrument for which it is practicable to estimate a value:

   Fixed maturity securities available for sale
    For publicly traded securities, fair value is determined using an independent pricing source. For securities without a readily ascertainable fair value, fair value has been determined using an interest rate spread matrix based upon quality, weighted average maturity and Treasury yields.

   Loans on insurance policies
    Fair values for policy loans are estimated using discounted cash flow analyses at interest rates currently offered for similar loans with similar remaining terms. Policy loans with similar characteristics are aggregated for purposes of the calculations.

   Cash  and  cash  equivalents,  accrued  investment  income   and  reinsurance
   recoverable
    The carrying amounts reported in the balance sheet equals fair value due to the nature of these instruments.

   Accumulated contract values
    Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date.

                                                                 APPLAUSE!    57

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
             FOR THE YEARS ENDED DECEMBER 31, 1996, 1995, AND 1994
             -----------------------------------------------------
                                 (in thousands)


7.  FAIR VALUE OF FINANCIAL INSTRUMENTS (continued):
----------------------------------------------------

  Estimated fair values as of December 31, are as follows:
                                                                                                December 31
                                                                         --------------------------------------------------------
                                                                                     1996                         1995
                                                                         --------------------------------------------------------
                                                                            Carrying        Fair        Carrying         Fair
                                                                             Amount         Value        Amount          Value
---------------------------------------------------------------------------------------------------------------------------------
Financial Assets:
  Fixed maturity securities available for sale                               $62,621       $62,621       $40,343         $40,343
  Loans on insurance policies                                                  4,309         3,843         2,639           2,346
  Cash and cash equivalents                                                   10,684        10,684         5,660           5,660
  Accrued investment income                                                    1,096         1,096           790             790
  Reinsurance recoverable - affiliates                                             9             9            57              57

Financial Liabilities:
  Accumulated contract values excluding amounts held under
  insurance contracts                                                        $70,640       $70,640       $39,283         $39,283


8.  SEPARATE ACCOUNTS
---------------------

  The Company is currently marketing variable life and variable annuity products which have separate accounts as an investment option. Separate Account V (Account V) was formed to receive and invest premium receipts from variable life insurance policies issued by the Company. Separate Account VA-2 (Account VA-2) was formed to receive and invest premium receipts from variable annuity policies issued by the Company. Both Separate Accounts are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. Account V and VA-2's assets and liabilities are segregated from the other assets and liabilities of the Company.

Amounts in the Separate Accounts are:
                                                                                                             December 31
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                          1996           1995
---------------------------------------------------------------------------------------------------------------------------------
Separate Account V                                                                                      $136,079         $93,610
Separate Account VA-2                                                                                    811,501         588,872
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        $947,580        $682,482
---------------------------------------------------------------------------------------------------------------------------------

The assets of Account V are invested in shares of the Variable Insurance Products Fund, the Variable Insurance Products Fund II, Alger American Fund, Dreyfus Stock Index Fund and MFS Variable Insurance Trust. Each fund is registered with the SEC under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

The Variable Insurance Products Fund and the Variable Insurance Products Fund II are managed by Fidelity Management and Research Company. The Variable Insurance Products Fund has five portfolios: the Money Market Portfolio, the High Income Portfolio, the Equity Income Portfolio, the Growth Portfolio and the Overseas Portfolio. The Variable Insurance Fund II has five portfolios: the Investment Grade Bond Portfolio, Asset Manager Portfolio, Contrafund Portfolio (effective August 25, 1995), Asset Manager Growth Portfolio( effective September 15, 1995) and the Index 500 Portfolio (effective September 21, 1995). The Alger American Fund is managed by Fred Alger Management, Inc. and has six portfolios: Income and Growth Portfolio, Small Capitalization Portfolio, Growth Portfolio, MidCap Growth Portfolio (effective June 17, 1993), Balanced Portfolio (effective June 28, 1993) and the Leveraged Allcap Portfolio (effective August 30, 1995). The Dreyfus Stock Index Fund is managed by Wells Fargo Nikko Investment Advisors and has the Stock Index Fund Portfolio. The MFS Variable Insurance Trust is managed by Massachusetts Financial Services Company. The MFS Variable Insurance Trust has three portfolios: the Emerging Growth Portfolio (effective August 25, 1995), World Governments Portfolio (effective August 24, 1995) and the Utilities Portfolio (effective September 18, 1995)

Separate Account VA-2 allows investment in the Variable Insurance Products Fund, Variable Insurance Products Fund II, Alger American Fund, Dreyfus Stock Index Fund and the MFS Variable Insurance Trust with the same portfolios as described above.

58     APPLAUSE!

APPENDIX A

ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

The following tables illustrate how the cash values and death benefits of a Policy may change with the investment experience of the Fund. The tables show how the cash values and death benefits of a Policy issued to an Insured of a given age and specified underwriting risk classification who pays the given premium at issue would vary over time if the investment return on the assets held in each portfolio of the Funds were a uniform, gross, after-tax annual rate of 0%, 6%, or 12%. The tables on pages 60 through 63 illustrate a Policy issued to a male, age 35, under a Preferred rate non-smoker underwriting risk classification. This policy provides for a standard smoker and non-smoker, and preferred non-smoker classification and different rates for certain specified amounts. The cash values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years, or if the Insured were assigned to a different underwriting risk classification.

The second column of the tables shows the accumulated value of the premiums paid at 5%. The following columns show the death benefits and the cash values for uniform hypothetical rates of return shown in these tables. The tables on pages 60 and 62 are based on the current cost of insurance rates, current expense deductions and the maximum percent of premium loads. These reflect the basis on which AVLIC currently sells its Policies. The maximum allowable cost of insurance rates under the Policy are based upon the 1980 Commissioner's Standard Ordinary Smoker and Non-Smoker, Male and Female Mortality Tables. Since these are recent tables and are split to reflect smoking habits and sex, the current cost of insurance rates used by AVLIC are at this time equal to the maximum cost of insurance rates for many ages. AVLIC anticipates reflecting future improvements in actual mortality experience through adjustments in the current cost of insurance rates actually applied. AVLIC also anticipates reflecting any future improvements in expenses incurred by applying lower percent of premiums of loads and other expense deductions. The death benefits and cash values shown in the tables on pages 61 and 63 are based on the assumption that the maximum allowable cost of insurance rates as described above and maximum allowable expense deductions are made throughout the life of the Policy.

The amounts shown for the death benefits, surrender values and accumulation values reflect the fact that the net investment return of the Subaccounts is lower than the gross, after-tax return of the assets held in the Funds as a result of expenses paid by the Fund and charges levied against the Subaccounts. The values shown take into account an average of the daily management fee paid by each portfolio available for investment (the equivalent to an annual rate of
 .69% of the aggregate average daily net assets of the Fund), the other expenses incurred by the Fund (.20%), and the daily charge by AVLIC to each Subaccount for assuming mortality and expense risks (which is equivalent to a charge at an annual rate of 0.90% for policy years 1-20 and 0.65% thereafter on pages 60 and 62 and at an annual rate of .90% on page 61 and 63 of the average net assets of the Subaccounts). The Investment Advisor or other affiliates of the various funds have agreed to reimburse the portfolios to the extent that the aggregate operating expenses (certain portfolio's may exclude certain items) were in excess of an annual rate of 1.00% for the High Income, Contrafund and Asset
Manager: Growth Portfolios, 1.50% for the Equity-Income, Growth and Overseas Portfolios, .80% for the Investment Grade Bond Portfolio, 1.25% for the Asset Manager Portfolio, .28% for the Index 500 Portfolio, 1.25% for the Alger American Income and Growth and Alger American Balanced Portfolio; 1.50% for the Alger American Small Capitalization, Alger American Mid-Cap Growth, Alger American Leveraged All Cap, and Alger American Growth Portfolios, 1.75% for the Morgan Stanley Emerging Markets Equity, 1.20% for the Morgan Stanley Asian
Equity,   1.15%  for  the  Morgan  Stanley  Global  Equity  and  Morgan  Stanley
International Magnum, 1.10% for the Morgan Stanley U.S. Real Estate Portfolios of daily net assets. MFS has agreed to bear expenses for each series, subject to reimbursement by each series, such that each series "Other Expenses" shall not exceed .25% of the average daily net assets of the series during the current fiscal year. These agreements are expected to continue in future years but may be terminated at any time. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return. The illustrated gross annual investment rates of return of 0%, 6%, and 12% were computed after deducting fund expenses and correspond to approximate net annual rates of -1.79%, 4.21%, and 10.21% respectively, for years 1-20 and -1.54%, 4.46% and
10.46% for the years thereafter respectively, on pages 60 and 62 and -1.79%, 4.21%, and 10.21% respectively, on pages 61 and 63.

The hypothetical values shown in the tables do not reflect any charges for Federal Income tax burden attributable to the Account, since AVLIC is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0 percent, 6 percent, or 12 percent by an amount sufficient to cover the tax charges in order to produce the death benefits and values illustrated. (See Federal Tax Matters, page 34).

The tables illustrate the policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all net premiums are allocated to the Account, and if no policy loans have been made. The tables are also based on the assumptions that the policyowner has not requested an increase or decrease in the initial Specified Amount, that no partial withdrawals have been made, and that no more than fifteen transfers have been made in any policy year so that no transfer charges have been incurred. Illustrated values would be different if the proposed Insured were female, a smoker, in substandard risk classification, or were another age, or if a higher or lower premium was illustrated.

Upon request, AVLIC will provide comparable illustration based upon the proposed Insured's age, sex and underwriting classification, the Specified Amount, the death benefit option, and planned periodic premium schedule requested, and any available riders requested. In addition, upon client request, illustrations may be furnished reflecting allocation of premiums to specified Subaccounts. Such illustrations will reflect the expenses of the portfolio in which the Subaccount invests. In addition, upon client request, illustrations may be furnished reflecting allocation of premiums to specified Subaccounts. Such illustrations will reflect the expenses of the portfolio in which the Subaccount invests.

                                                                APPLAUSE!     59

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                                ENDOWMENT AT AGE 95

Male Issue  Age: 35                                 Non-Smoker                         Preferred Underwriting Class

                                      PLANNED PERIODIC ANNUAL PREMIUM: $1252
                                        INITIAL SPECIFIED AMOUNT: $100,000
                                              DEATH BENEFIT OPTION: A

                                 USING CURRENT SCHEDULE OF COST OF INSURANCE RATES


                             O% Hypothetical Gross            6% Hypothetical Gross             12% Hypothetical Gross
                           Annual Investment Return          Annual Investment Return         Annual Investment Return
                                  (-1.79% net)                     (4.21% net)                        (10.21% net)
                         ----------------------------     -----------------------------   -----------------------------------
           Accumulated
End Of     Premiums At   Accumu-    Cash                  Accumu-    Cash                      Accumu-    Cash
Policy     5% Interest   lation   Surrender   Death       lation   Surrender     Death         lation   Surrender   Death
Year       Per Year      Value     Value     Benefit      Value     Value       Benefit        Value     Value      Benefit
------    -------------  -------  ---------- ---------   --------  ---------   ----------    ---------- ---------  ---------

   1           1315        872         88     100000         933        149      100000          994         210    100000
   2           2695       1777        975     100000        1955       1154      100000         2141        1340    100000
   3           4144       2653       1851     100000        3008       2206      100000         3392        2591    100000
   4           5666       3506       2704     100000        4097       3296      100000         4765        3963    100000
   5           7264       4333       3531     100000        5223       4421      100000         6268        5466    100000
   6           8942       5139       4418     100000        6390       5669      100000         7919        7198    100000
   7          10703       5920       5279     100000        7596       6955      100000         9730        9089    100000
   8          12553       6676       6115     100000        8843       8282      100000        11718       11157    100000
   9          14496       7407       6926     100000       10132       9651      100000        13900       13419    100000
  10          16535       8114       7713     100000       11466      11066      100000        16300       15899    100000

  15          28367      11204      11204     100000       18793      18793      100000        32354       32354    100000
  20          43469      13905      13905     100000       27761      27761      100000        58720       58720    100000

 Ages
  60          62742      16258      16258     100000       39148      39148      100000       103090      103090    138141
  65          87341      17090      17090     100000       52611      52611      100000       175258      175258    213815
  70         118735      15449      15449     100000       68743      68743      100000       292076      292076    338808
  75         158803       9559       9559     100000       89112      89112      100000       481717      481717    515438

1) Assumes an annual $1252 premium is paid at the beginning of each policy year. Values would be different if premiums with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, DEATH BENEFIT OPTION SELECTED,
PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

60     APPLAUSE!

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                                ENDOWMENT AT AGE 95

Male Issue  Age: 35                                 Non-Smoker                         Preferred Underwriting Class

                                      PLANNED PERIODIC ANNUAL PREMIUM: $1252
                                        INITIAL SPECIFIED AMOUNT: $100,000
                                              DEATH BENEFIT OPTION: A

                          USING MAXIMUM ALLOWABLE SCHEDULE OF COST OF INSURANCE RATES


                             O% Hypothetical Gross            6% Hypothetical Gross             12% Hypothetical Gross
                           Annual Investment Return          Annual Investment Return         Annual Investment Return
                                  (-1.79% net)                     (4.21% net)                        (10.21% net)
                         ----------------------------     -----------------------------   -----------------------------------
           Accumulated
End Of     Premiums At   Accumu-    Cash                  Accumu-    Cash                      Accumu-    Cash
Policy     5% Interest   lation   Surrender   Death       lation   Surrender     Death         lation   Surrender    Death
 Year       Per Year      Value     Value     Benefit      Value     Value       Benefit        Value     Value     Benefit
-------   -------------  -------  ---------- ---------   --------  ---------   ----------    ---------- ---------  ---------
   1           1315        872         88     100000          933        149     100000         994          210    100000
   2           2695       1716        914     100000         1891       1090     100000        2075         1274    100000
   3           4144       2535       1733     100000         2883       2081     100000        3259         2458    100000
   4           5666       3330       2528     100000         3904       3103     100000        4554         3752    100000
   5           7264       4099       3297     100000         4958       4156     100000        5970         5168    100000
   6           8942       4841       4120     100000         6044       5323     100000        7518         6797    100000
   7          10703       5555       4914     100000         7161       6520     100000        9212         8571    100000
   8          12553       6242       5681     100000         8312       7751     100000       11067        10506    100000
   9          14496       6899       6418     100000         9494       9013     100000       13097        12616    100000
  10          16535       7527       7126     100000        10710      10310     100000       15322        14921    100000

  15          28367      10164      10164     100000        17293      17293     100000       30122        30122    100000
  20          43469      11759      11759     100000        24663      24663     100000       53911        53911    100000

 Ages
  60          62742      11720      11720     100000        32561      32561     100000       92738        92738    124268
  65          87341       9051       9051     100000        40612      40612     100000      154839       154839    188904
  70         118735       1562       1562     100000        48040      48040     100000      253019       253019    293502
  75         158803          0*         0*         0*       53576      53576     100000      409139       409139    437778

*In the absence of an additional premium, the Policy would lapse.

1) Assumes an annual $1252 premium is paid at the beginning of each policy year. Values would be different if premiums with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, DEATH BENEFIT OPTION SELECTED,
PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                                APPLAUSE!     61

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                                ENDOWMENT AT AGE 95

Male Issue  Age: 35                                 Non-Smoker                         Preferred Underwriting Class

                                      PLANNED PERIODIC ANNUAL PREMIUM: $2804
                                        INITIAL SPECIFIED AMOUNT: $100,000
                                              DEATH BENEFIT OPTION: B

                                 USING CURRENT SCHEDULE OF COST OF INSURANCE RATES


                             O% Hypothetical Gross            6% Hypothetical Gross             12% Hypothetical Gross
                           Annual Investment Return          Annual Investment Return         Annual Investment Return
                                  (-1.79% net)                     (4.21% net)                        (10.21% net)
                         ----------------------------     -----------------------------   -----------------------------------
           Accumulated
End Of     Premiums At   Accumu-    Cash                  Accumu-    Cash                      Accumu-    Cash
Policy     5% Interest   lation   Surrender   Death       lation   Surrender     Death         lation   Surrender    Death
 Year       Per Year      Value     Value     Benefit      Value     Value       Benefit        Value     Value     Benefit
-------   -------------  -------  ---------- ---------   --------  ---------   ----------    ---------- ---------  ---------
  1            2944        2280       1479     102280       2427       1626       102427         2574     1773      102574
  2            6036        4567       3765     104567       5005       4203       105005         5461     4660      105461
  3            9282        6797       5996     106797       7676       6874       107676         8627     7826      108627
  4           12690        8979       8177     108979      10450       9649       110450        12107    11305      112107
  5           16269       11109      10307     111109      13328      12526       113328        15928    15127      115928
  6           20026       13193      12471     113193      16319      15597       116319        20132    19410      120132
  7           23972       15226      14584     115226      19421      18780       119421        24749    24108      124749
  8           28114       17209      16648     117209      22641      22080       122641        29825    29264      129825
  9           32464       19142      18661     119142      25981      25500       125981        35402    34921      135402
 10           37032       21027      20626     121027      29447      29047       129447        41535    41134      141535

 15           63532       29637      29637     129637      48739      48739       148739        82574    82574      182574
 20           97353       37312      37312     137312      72212      72212       172212       149015   149015      249015

Ages
 60          140518       44417      44417     144417     101762     101762       201762       259416   259416      359416
 65          195609       49322      49322     149322     136611     136611       236611       438815   438815      538815
 70          265921       50975      50975     150975     176655     176655       276655       729636   729636      846377
 75          355659       47760      47760     147760     221041     221041       321041      1201287  1201287     1301287

1) Assumes an annual $2804 premium is paid at the beginning of each policy year. Values would be different if premiums with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, DEATH BENEFIT OPTION SELECTED,
PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

62     APPLAUSE!

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                                ENDOWMENT AT AGE 95

Male Issue  Age: 35                                 Non-Smoker                         Preferred Underwriting Class

                                      PLANNED PERIODIC ANNUAL PREMIUM: $2804
                                        INITIAL SPECIFIED AMOUNT: $100,000
                                              DEATH BENEFIT OPTION: B

                           USING MAXIMUM ALLOWABLE SCHEDULE OF COST OF INSURANCE RATES


                             O% Hypothetical Gross            6% Hypothetical Gross             12% Hypothetical Gross
                           Annual Investment Return          Annual Investment Return         Annual Investment Return
                                  (-1.79% net)                     (4.21% net)                        (10.21% net)
                         ----------------------------     -----------------------------   -----------------------------------
           Accumulated
End Of     Premiums At   Accumu-    Cash                  Accumu-    Cash                      Accumu-    Cash
Policy     5% Interest   lation   Surrender   Death       lation   Surrender     Death         lation   Surrender   Death
 Year       Per Year      Value     Value     Benefit      Value     Value       Benefit        Value     Value     Benefit
-------   -------------  -------  ---------- ---------   --------  ---------   ----------    ---------- ---------  ---------
   1           2944        2280       1479     102280       2427       1626      102427          2574        1773    102574
   2           6036        4506       3704     104505       4942       4140      104942          5395        4594    105396
   3           9282        6679       5878     106680       7551       6749      107551          8494        7693    108494
   4          12690        8803       8001     108803      10257       9456      110257         11896       11094    111896
   5          16269       10875      10073     110875      13064      12262      113064         15630       14829    115631
   6          20026       12895      12173     112895      15974      15252      115973         19731       19009    119731
   7          23972       14861      14219     114861      18986      18345      118987         24230       23589    124230
   8          28114       16773      16212     116774      22108      21547      122109         29171       28610    129171
   9          32464       18632      18151     118632      25341      24860      125341         34594       34113    134594
  10          37032       20436      20035     120436      28687      28287      128688         40549       40148    140548

  15          63532       28582      28582     128582      47211      47211      147211         80284       80284    180284
  20          97353       35059      35059     135059      68868      68868      168868        143629      143629    243629

Ages
  60         140518       39242      39242     139242      93495      93495      193495        244352      244352    344352
  65         195609       40172      40172     140172     120451     120451      220451        404377      404377    504377
  70         265921       36049      36049     136049     147883     147883      247883        658062      658062    763352
  75         355659       24049      24049     124049     172202     172202      272202       1059899     1059899   1159899

1) Assumes an annual $2804 premium is paid at the beginning of each policy year. Values would be different if premiums with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, DEATH BENEFIT OPTION SELECTED,
PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                                APPLAUSE!     63

APPENDIX B


LONG TERM MARKET TRENDS

The information below covering the period of 1926-1996 is an examination of the basic relationship between risk and return among the different asset classes, and between nominal and real (inflation adjusted) returns. The information is provided because the Policyowners have varied investment portfolios available which have different investment objectives and policies. The chart generally demonstrates how different classes of investments have performed during the period. The study of asset returns provides a period long enough to include most of the major types of events that investors have experienced in the past. This is a historical record and is not intended as a projection of future performance.

The graph depicts the growth of a dollar invested in common stocks, small company stocks, long-term government bonds, Treasury bills, and a hypothetical asset returning the inflation rate over the period from the end of 1925 to the end of 1996. All results assume reinvestment of dividends on stocks or coupons on bonds and no taxes. Transaction costs are not included, except in the small stock index starting in 1982. Charges associated with a variable insurance policy are not reflected in the chart.

Each of the cumulative index values is initiated at $1.00 at year-end 1925. The graph illustrates that common stocks and small stocks gained the most over the entire 71-year period: investments of one dollar would have grown to $1,370.95 and $4,495.99 respectively, by year-end 1996. This growth, however, was earned by taking substantial risk. In contrast, long-term government bonds (with an approximate 20-year maturity), which exposed the holder to less risk, grew to only $33.73. Note that the return and principal value of an investment in stocks will fluctuate with changes in market conditions. Prices of small company stocks are generally more volatile than those of large company stocks. Government bonds and Treasury Bills are guaranteed by the U.S. Government and, if held to maturity, offer a fixed rate of return and a fixed principal value.

The lowest risk strategy over the past 71 years was to buy U.S.  Treasury bills.
Since   Treasury   bills  tended  to  track   inflation,   the  resulting   real
(inflation-adjusted) returns were near zero for the entire 1926-1996 period.

Omitted graph illustrates long term market trends as described in the narrative above.







                       Year End 1925 = $1.00

                       Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook
                      (C)Ibbotson Associates, Chicago. All Rights Reserved.

64     APPLAUSE!

APPENDIX C

STANDARD & POOR'S 500

The Standard and Poor's (S & P 500) is a weighted index of 500 widely held stocks: 400 Industrials, 40 Financial Company Stocks, 40 Public Utilities, and 20 Transportation stocks, most of which are traded on the New York Stock Exchange. This information is provided because the Policyowners have varied investment options available. The investment options, except the Fixed Account and the Money Market Account, involve investments in the stock market. The S & P 500 is generally regarded as an accurate composite of the overall stock market.

PERCENT CHANGE OF TOTAL RETURN
STANDARD & POOR'S 500 INDEX
                                   %
             Year                Change
-----------------------------------------
 1           1972                 18.90      Omitted graph depicts the activity
 2           1973                -14.77      of the S&P 500 Index for the years
 3           1974                -26.39      1971-1996.
 4           1975                 37.16
 5           1976                 23.57
 6           1977                 -7.42
 7           1978                  6.38
 8           1979                 18.20
 9           1980                 32.27
10           1981                 -5.01
11           1982                 21.44
12           1983                 22.38
13           1984                  6.10
14           1985                 31.57
15           1986                 18.56
16           1987                  5.10
17           1988                 16.61
18           1989                 31.69
19           1990                 -3.14
20           1991                 30.45
21           1992                  7.61
22           1993                 10.08
23           1994                  1.32
24           1995                 37.58
25           1996                 22.96

THE CHART ASSUMES THE RETURN EXPERIENCED BY THE STANDARD & POOR'S 500 INDEX FOR THE LAST 25 YEARS. THE CHART ASSUMES THAT DIVIDENDS ARE REINVESTED INTO THE INDEX. FUTURE RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE INFORMATION IN THE CHART IS NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE.

INDEX PERFORMANCE IS NOT ILLUSTRATIVE OF POLICY SUBACCOUNT PERFORMANCE, AND INVESTMENTS ARE NOT MADE IN THE INDEX. THE POLICY IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S.


                                                                APPLAUSE!     65